UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES— 95.6%
FAR EAST — 63.7%
China — 27.7%
AAC Technologies Holdings, Inc.	637,072	$11,674,070
AIA Group, Ltd.	4,130,541	35,310,666
Alibaba Group Holding, Ltd. — SP ADR**	410,239	75,295,266
Anhui Conch Cement Co., Ltd. — H	1,968,611	10,833,196
China Construction Bank Corp. — H	44,098,513	46,061,078
China Gas Holdings, Ltd.	1,884,582	6,909,204
China Shenhua Energy Co., Ltd. — H	2,929,797	7,353,000
CSPC Pharmaceutical Group, Ltd.	4,298,687	11,587,171
Galaxy Entertainment Group, Ltd.	1,584,039	14,539,401
GDS Holdings, Ltd. — ADR**	385,406	10,579,395
Hangzhou Hikvision Digital Technology Co., Ltd. — A	3,093,710	20,597,760
Industrial & Commercial Bank of China, Ltd. — H	16,204,732	14,122,197
Kingboard Laminates Holdings, Ltd.	4,031,975	5,915,652
Ping An Insurance Group Co. of China, Ltd. — H	3,155,812	32,538,561
Sands China, Ltd.	4,010,638	21,795,148
Shanghai International Airport Co., Ltd. — A	3,914,513	29,848,282
Shenzhou International Group Holdings, Ltd.	1,866,760	19,778,061
TAL Education Group — ADR	501,584	18,603,751
Tencent Holdings, Ltd.	1,771,773	95,108,012
Tonghua Dongbao Pharmaceutical Co., Ltd. — A	3,078,883	12,304,722
Vipshop Holdings, Ltd. — ADR**	407,794	6,777,536
Yum China Holdings, Inc.	291,288	12,088,452

		519,620,581

India — 11.2%
Crompton Greaves Consumer Electricals, Ltd.	2,639,183	9,647,400
HDFC Bank, Ltd. — ADR	471,926	46,612,131
ICICI Bank, Ltd. — SP ADR	1,902,237	16,834,797
Indiabulls Housing Finance, Ltd.	594,218	11,375,176
Indraprastha Gas, Ltd.	2,423,558	10,472,256
Larsen & Toubro, Ltd.	880,050	17,797,371
Maruti Suzuki India, Ltd.	199,404	27,242,584
Petronet LNG, Ltd.	2,929,159	10,457,238
Tata Consultancy Services, Ltd.	768,193	33,662,109
Titan Co., Ltd.	814,283	11,823,939

	Number of Shares	Value (Note A)
Zee Entertainment Enterprises, Ltd.	1,726,474	$15,324,939

		211,249,940

Taiwan — 10.7%
Accton Technology Corp.	2,327,438	7,688,707
Cathay Financial Holding Co., Ltd.	11,728,434	21,030,996
Chipbond Technology Corp.	2,189,790	5,207,241
E Ink Holdings, Inc.	6,959,701	11,653,311
Ennoconn Corp.	333,170	5,526,950
Formosa Plastics Corp.	5,698,898	20,297,031
Hon Hai Precision Industry Co., Ltd.	4,718,422	14,716,622
Macronix International**	5,324,298	9,121,953
MediaTek, Inc.	834,180	9,598,274
Parade Technologies, Ltd.	772,410	15,182,356
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,851,334	81,014,376

		201,037,817

South Korea — 8.3%
Hana Financial Group, Inc.	213,985	9,222,143
Macquarie Korea Infrastructure Fund[1]	750,408	6,188,279
Medy-Tox, Inc.	14,524	10,254,700
OCI Co., Ltd.	62,811	9,399,914
Samsung Biologics Co., Ltd. 2**	45,059	20,737,409
Samsung Electronics Co., Ltd.	28,062	65,566,197
SK Holdings Co., Ltd.	57,852	16,316,589
SK Hynix, Inc.	239,970	18,384,573

		156,069,804

Thailand — 2.1%
Indorama Ventures PCL — NVDR	10,150,200	18,490,518
PTT Global Chemical PCL — NVDR	6,733,640	20,468,454

		38,958,972

Indonesia — 1.9%
PT Bank Central Asia Tbk	20,644,387	35,070,414
Malaysia — 1.0%
Public Bank BHD	3,074,925	19,118,712
Philippines — 0.8%
BDO Unibank, Inc.	5,379,534	14,425,302

Total FAR EAST		1,195,551,542

SOUTH AMERICA — 12.0%
Brazil — 9.5%
Ambev SA — ADR	3,658,551	26,597,666
B3 SA—Brasil Bolsa Balcao	1,545,998	12,535,815
Gerdau SA — Pref.	3,738,707	17,620,828
Itau Unibanco Holding SA — SP PREF ADR	1,897,074	29,594,354
Kroton Educacional SA	1,665,280	6,885,178
Magazine Luiza SA	339,000	10,134,729
OdontoPrev SA	611,020	2,766,890
Pagseguro Digital, Ltd. — A**	249,194	9,549,114
Petrobras Distribuidora SA	1,554,240	10,884,317
Rumo SA**	4,297,317	17,103,620

Driehaus Emerging Markets Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
Vale SA — SP ADR	1,299,988	$16,535,847
Via Varejo SA	1,988,158	18,331,197

		178,539,555

Peru — 1.5%
Compania de Minas Buenaventura SAA — ADR	900,586	13,715,925
Credicorp, Ltd.	59,097	13,417,383

		27,133,308

Argentina — 1.0%
Grupo Financiero Galicia SA — ADR	212,144	13,950,589
Telecom Argentina SA — SP ADR	158,351	4,961,137

		18,911,726

Total SOUTH AMERICA		224,584,589

EUROPE — 11.3%
Russia — 7.5%
Alrosa PJSC	11,315,443	18,036,895
Lukoil PJSC — SP ADR	417,557	28,829,613
Novatek PJSC — SP GDR	155,741	21,365,846
Rosneft Oil Co. PJSC — GDR	503,526	2,765,812
Sberbank of Russia PJSC — SP ADR	2,998,305	56,000,542
Yandex NV — A**	367,357	14,492,234

		141,490,942

Hungary — 0.9%
OTP Bank PLC	390,302	17,537,003
Turkey — 0.8%
Turkcell Iletisim Hizmetleri AS	4,029,202	15,439,814
Luxembourg — 0.8%
Tenaris SA — ADR	406,099	14,079,452
Austria — 0.8%
Erste Group Bank AG	277,721	13,961,976
Greece — 0.5%
Hellenic Telecommunications Organization SA	681,647	9,240,165

Total EUROPE		211,749,352

AFRICA — 4.0%
South Africa — 3.6%
Bidvest Group, Ltd.	652,137	12,375,621
Mr. Price Group, Ltd.	797,250	19,172,171
Naspers, Ltd. — N	30,863	7,552,579
Sasol, Ltd.	226,832	7,738,638
Standard Bank Group, Ltd.	1,110,075	20,512,463

		67,351,472

Egypt — 0.4%
Commercial International Bank Egypt SAE	1,726,366	8,716,043

Total AFRICA		76,067,515

NORTH AMERICA — 2.6%
Mexico — 2.6%
America Movil SAB de CV — L — SP ADR	759,853	14,505,594
Arca Continental SAB de CV	1,099,277	7,601,216

	Number of Shares	Value (Note A)
Grupo Financiero Banorte SAB de CV — O	2,927,777	$17,896,802
Wal-Mart de Mexico SAB de CV	3,834,117	9,756,120

Total NORTH AMERICA		49,759,732

MIDDLE EAST — 2.0%
Saudi Arabia — 1.5%
Al Rajhi Bank	1,423,840	28,735,845
United Arab Emirates — 0.5%
DP World, Ltd.[1]	405,797	9,138,068

Total MIDDLE EAST		37,873,913

Total EQUITY SECURITIES (Cost $1,445,673,761)		1,795,586,643

TOTAL INVESTMENTS (COST $1,445,673,761)	95.6%	$1,795,586,643
Other Assets In Excess Of Liabilities	4.4%	82,470,941

Net Assets	100.0%	$1,878,057,584

1	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.
2	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2018, these securities amounted to $20,737,409 or 1.1% of net assets. These 144A securities have not been deemed illiquid.
**	Non-income producing security

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP PREF ADR	— Sponsored Preferred American Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.0%
FAR EAST — 63.9%
China — 19.8%
Angang Steel Co., Ltd. — H	3,676,000	$3,566,580
Baozun, Inc. — SP ADR1**	40,860	1,874,657
BEST, Inc. — ADR1**	126,073	1,298,552
China Lodging Group, Ltd. — SP ADR[1]	10,394	1,368,994
China Resources Cement Holdings, Ltd.	3,714,914	3,249,629
CIMC Enric Holdings, Ltd.	1,796,196	1,739,224
ENN Energy Holdings, Ltd.	214,388	1,927,114
Fanhua, Inc. — SP ADR[1]	45,974	1,242,217
GDS Holdings, Ltd. — ADR1**	113,699	3,121,038
Greentown Service Group Co., Ltd.	1,886,696	1,607,554
GreenTree Hospitality Group, Ltd. — ADR1**	132,353	1,687,501
Hangzhou Tigermed Consulting Co., Ltd. — A	352,907	2,871,236
Hua Hong Semiconductor, Ltd.[2]	672,961	1,347,739
Kingboard Laminates Holdings, Ltd.	1,917,500	2,813,327
Lee & Man Paper Manufacturing, Ltd.	1,333,312	1,423,683
Logan Property Holdings Co., Ltd.	1,354,000	2,084,211
Maanshan Iron & Steel Co., Ltd. — H**	9,453,546	4,103,529
Minth Group, Ltd.	246,000	1,128,672
Noah Holdings, Ltd. — SP ADR1**	26,493	1,250,735
TAL Education Group — ADR[1]	34,935	1,295,739
Tonghua Dongbao Pharmaceutical Co., Ltd. — A	348,141	1,391,342
Wuxi Biologics Cayman, Inc.2**	476,328	4,635,667
Xiabuxiabu Catering Management China Holdings Co., Ltd.[2]	1,847,342	3,524,100
Xinyi Glass Holdings, Ltd.	1,322,000	2,012,291

		52,565,331

India — 15.6%
Avenue Supermarts, Ltd.2**	72,531	1,484,152
Bharat Financial Inclusion, Ltd.**	89,283	1,512,444
Britannia Industries, Ltd.	45,288	3,466,340
Crompton Greaves Consumer Electricals, Ltd.	681,560	2,491,408
Dixon Technologies India, Ltd.**	33,850	1,718,654
Eris Lifesciences, Ltd.2**	117,775	1,454,691
Escorts, Ltd.	224,634	2,841,853
Future Supply Chain Solutions, Ltd.2,3**	225,742	2,320,242
India Grid Trust[2,3]	2,995,461	4,340,136
Indiabulls Housing Finance, Ltd.	222,174	4,253,100

	Number of Shares	Value (Note A)
Jubilant Foodworks, Ltd.	84,207	$3,028,781
Oberoi Realty, Ltd.	164,165	1,292,232
Page Industries, Ltd.	6,914	2,415,081
Petronet LNG, Ltd.	841,910	3,005,659
Phoenix Mills, Ltd.	147,742	1,347,467
Quess Corp., Ltd.2**	167,491	2,639,930
Sterlite Technologies, Ltd.	387,345	1,880,897

		41,493,067

Taiwan — 10.9%
Accton Technology Corp.	1,023,031	3,379,590
ASPEED Technology, Inc.	74,553	2,339,746
Chroma ATE, Inc.	535,000	3,328,907
Cub Elecparts, Inc.	137,000	1,932,967
E Ink Holdings, Inc.	1,643,784	2,752,349
Ennoconn Corp.	183,829	3,049,535
Formosa Sumco Technology Corp.	278,000	1,222,345
Global Unichip Corp.	162,000	1,805,994
Gourmet Master Co., Ltd.	99,257	1,303,759
Macronix International**	1,339,563	2,295,031
Parade Technologies, Ltd.	67,397	1,324,744
Sunny Friend Environmental Technology Co., Ltd.	175,896	1,365,519
TCI Co., Ltd.	202,140	2,858,003

		28,958,489

South Korea — 7.5%
Cafe24 Corp.**	20,420	2,273,998
Hugel, Inc.**	7,004	3,950,960
Kakao M Corp.	12,729	1,319,593
Koh Young Technology, Inc.	45,633	4,311,697
LG Chem, Ltd. — Pref.	8,730	1,777,088
Modetour Network, Inc.	61,635	2,260,974
Nasmedia Co., Ltd.	28,968	2,560,384
POSCO Chemtech Co., Ltd.	32,393	1,453,196

		19,907,890

Thailand — 4.7%
Beauty Community PCL — NVDR	4,287,348	2,924,326
IRPC PCL — NVDR	9,029,645	2,099,243
Land & Houses PCL — NVDR	6,158,179	2,088,720
Star Petroleum Refining PCL — NVDR	4,931,395	2,578,103
TOA Paint Thailand PCL — NVDR	2,170,700	2,684,781

		12,375,173

Malaysia — 3.9%
AirAsia BHD	2,372,992	2,439,297
Malaysia Airports Holdings BHD	1,573,000	3,606,874
My EG Services BHD	5,801,186	4,280,989

		10,327,160

Vietnam — 0.8%
Vietjet Aviation JSC	206,980	2,024,231
New Zealand — 0.7%
a2 Milk Co., Ltd.**	198,604	1,774,307

Total FAR EAST		169,425,648

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
SOUTH AMERICA — 13.6%
Brazil — 10.3%
Bradespar SA — Pref.	195,078	$1,863,654
Duratex SA	765,500	2,747,634
Iochpe Maxion SA	268,826	2,135,007
Lojas Renner SA	128,807	1,332,372
Magazine Luiza SA	162,213	4,849,513
Metalurgica Gerdau SA — Pref.	1,771,747	3,842,466
MRV Engenharia e Participacoes SA	380,900	1,879,435
Nexa Resources SA1	70,425	1,233,142
Rumo SA**	788,800	3,139,479
Via Varejo SA	467,300	4,308,595

		27,331,297

Argentina — 2.8%
Grupo Supervielle SA — SP ADR[1]	126,531	3,838,951
Loma Negra Cia Industrial Argentina SA — SP ADR1**	113,831	2,426,877
Telecom Argentina SA — SP ADR[1]	36,634	1,147,743

		7,413,571

Peru — 0.5%
Compania de Minas Buenaventura SAA — ADR[1]	87,222	1,328,391

Total SOUTH AMERICA		36,073,259

EUROPE — 5.6%
Russia — 2.0%
Evraz PLC	269,441	1,643,042
Globaltrans Investment PLC — SP GDR	192,943	2,288,304
TCS Group Holding PLC — GDR	56,103	1,234,112

		5,165,458

Poland — 1.9%
Alior Bank SA**	59,836	1,288,523
Dino Polska SA2**	147,150	3,750,157

		5,038,680

Netherlands — 0.9%
DP Eurasia NV2,3**	890,000	2,503,578
United Kingdom — 0.8%
BGEO Group PLC	42,001	2,096,002

Total EUROPE		14,803,718

AFRICA — 3.9%
South Africa — 3.0%
AVI, Ltd.	204,343	1,907,607
Barloworld, Ltd.	148,648	2,093,218
Clicks Group, Ltd.	259,108	4,002,999

		8,003,824

Kenya — 0.9%
Safaricom PLC	7,510,810	2,314,371

Total AFRICA		10,318,195

	Number of Shares		Value (Note A)
NORTH AMERICA — 3.5%
Mexico — 3.0%
Alsea SAB de CV	752,200		$2,628,562
Banco del Bajio SA2**	1,616,900		3,460,593
Banregio Grupo Financiero
SAB de CV	325,200		2,002,001

			8,091,156

Canada — 0.5%
B2Gold Corp.**	436,550		1,196,120

Total NORTH AMERICA			9,287,276

MIDDLE EAST — 2.5%
United Arab Emirates — 1.3%
NMC Health PLC	70,691		3,370,879
Israel — 1.2%
Frutarom Industries, Ltd.	36,415		3,348,270

Total MIDDLE EAST			6,719,149

Total EQUITY SECURITIES (Cost $210,392,329)			246,627,245

PURCHASED PUT OPTIONS — 0.2%
iShares China Large-Cap Index ETF, Exercise Price $47.00, Notional Amount $23,500,000, Expiration Date April 6, 2018**	5,000		230,000
iShares MSCI Brazil Index ETF, Exercise Price $43.00, Notional Amount $21,500,000, Expiration Date April 6, 2018**	5,000		115,000
iShares MSCI Emerging Markets Index ETF, Exercise Price $47.00, Notional Amount $47,000,000, Expiration Date April 6, 2018**	10,000		250,000

Total PURCHASED PUT OPTIONS (Premiums paid $1,650,756)			595,000

TOTAL INVESTMENTS (COST $212,043,085)	93.2	% $	247,222,245
Other Assets In Excess Of Liabilities	6.8%		18,161,281

Net Assets	100.0	% $	265,383,526

WRITTEN PUT OPTIONS — (0.1%)
iShares China Large-Cap Index ETF, Exercise Price $45.00, Notional Amount ($22,500,000), Expiration Date April 6, 2018**	(5,000)		(50,000)
iShares MSCI Brazil Index ETF, Exercise Price $41.00, Notional Amount ($20,500,000), Expiration Date April 6, 2018**	(5,000)		(45,000)

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
iShares MSCI Emerging Markets Index ETF, Exercise Price $45.00, Notional Amount ($45,000,000), Expiration Date April 6, 2018**	(10,000)	$(60,000)

Total WRITTEN PUT OPTIONS (Premiums received $606,729)		$(155,000)

[1]	All or a portion of the security is pledged as collateral for derivatives transactions.
[2]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2018, these securities amounted to $31,460,985 or 11.9% of net assets. These 144A securities have not been deemed illiquid, unless otherwise noted.
[3]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.
**	Non-income producing security

ADR	—American Depository Receipt
ETF	— Exchange-Traded Fund
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CNH	62,810,000	USD	10,000,000	BOA	06/15/18	$(21,703)
USD	10,000,000	CNH	63,521,670	GSC	06/15/18	(91,356)
USD	3,600,000	THB	112,824,000	GSC	05/30/18	(15,715)

						$(128,774)

BOA	— Bank of America
CNH	— Offshore Chinese Renminbi (Yuan)
GSC	— Goldman Sachs & Co.
THB	— Thai Baht
USD	— United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES— 92.6%
FAR EAST — 30.5%
Vietnam — 15.5%
Airports Corp. of Vietnam JSC	450,600	$1,985,370
Bank for Foreign Trade of Vietnam JSC	84,936	267,135
Ho Chi Minh City Development Joint Stock Commercial Bank**	474,200	956,321
Mobile World Investment Corp.	100,000	638,000
Nam Long Investment Corp.	177,123	283,552
Saigon Securities, Inc.	348,220	601,014
Viet Capital Securities JSC**	122,080	583,171
Vietjet Aviation JSC	96,006	938,923
Vietnam National Petroleum Group	173,280	631,122
Vincom Retail JSC**	334,220	757,891

		7,642,499

Bangladesh — 9.4%
Beximco Pharmaceuticals, Ltd.	625,814	773,381
BRAC Bank, Ltd.	886,584	1,033,276
British American Tobacco Bangladesh Co., Ltd.	17,112	706,656
Delta Brac Housing Finance Corp., Ltd.	155,644	247,167
GrameenPhone, Ltd.	171,826	953,048
Square Pharmaceuticals, Ltd.	254,273	945,465

		4,658,993

Cambodia — 2.8%
NagaCorp, Ltd.	1,336,000	1,390,726
Thailand — 2.1%
Beauty Community PCL — NVDR	788,712	537,967
TOA Paint Thailand PCL — NVDR**	403,400	498,936

		1,036,903

Sri Lanka — 0.7%
Ceylon Cold Stores PLC	56,423	344,264

Total FAR EAST		15,073,385

AFRICA — 16.8%
Egypt — 6.3%
Eastern Tobacco	25,256	852,114
ElSewdy Electric Co.	50,126	616,425
Ezz Steel**	407,689	613,624
Ghabbour Auto**	1,717,227	508,943
Sidi Kerir Petrochemicals Co.	311,932	527,338

		3,118,444

Nigeria — 4.3%
Dangote Cement PLC	651,669	470,650
Guaranty Trust Bank PLC	8,022,602	999,120
Zenith Bank PLC	8,072,381	657,002

		2,126,772

Kenya — 3.0%
Safaricom PLC	4,778,761	1,472,521

	Number of Shares	Value (Note A)
Morocco — 1.9%
Societe d’Exploitation des Ports	47,033	$920,207
Botswana — 0.8%
Letshego Holdings, Ltd.	2,066,739	401,904
Ghana — 0.5%
FAN Milk, Ltd.**	62,000	244,886

Total AFRICA		8,284,734

SOUTH AMERICA — 16.8%
Argentina — 16.3%
Banco Macro SA — ADR	6,743	728,042
Grupo Financiero Galicia SA — ADR	33,690	2,215,454
Grupo Supervielle SA — SP ADR	44,348	1,345,518
Holcim Argentina SA	105,171	477,979
Loma Negra Cia Industrial Argentina SA — SP ADR**	33,712	718,740
MercadoLibre, Inc.	1,382	492,531
Pampa Energia SA — SP ADR**	7,954	474,058
Telecom Argentina SA — SP ADR	29,000	908,570
YPF SA — SP ADR	32,326	698,888

		8,059,780

Brazil — 0.5%
Nexa Resources SA	12,530	219,400

Total SOUTH AMERICA		8,279,180

MIDDLE EAST — 15.2%
Saudi Arabia — 6.6%
Dallah Healthcare Co.	23,466	649,546
Mouwasat Medical Services Co.	9,637	451,975
Samba Financial Group	142,469	1,019,067
Saudi Co. For Hardware LLC	7,973	279,788
United International Transportation Co.	85,300	864,308

		3,264,684

Kuwait — 3.8%
Human Soft Holding Co. KSC	32,538	423,667
Kuwait Finance House KSCP	356,088	704,807
National Bank of Kuwait SAKP	304,095	761,721

		1,890,195

Jordan — 1.9%
Al-Eqbal Investment Co. PLC	18,494	909,191
Pakistan — 1.6%
Indus Motor Co., Ltd.	29,280	441,484
Pakistan Stock Exchange, Ltd.	1,605,500	362,420

		803,904

United Arab Emirates — 1.3%
NMC Health PLC	13,076	623,525

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
Total MIDDLE EAST		$7,491,499

EUROPE — 13.3%
Romania — 5.0%
Banca Transilvania	941,769	655,424
BRD-Groupe Societe Generale SA	161,054	634,070
Fondul Proprietatea SA	2,570,577	632,585
Transgaz SA Medias	5,064	546,788

		2,468,867

Luxembourg — 2.9%
Globant SA**	27,692	1,427,246
Georgia — 2.1%
Georgia Healthcare Group PLC[1]**	96,631	418,731
TBC Bank Group PLC	23,886	616,310

		1,035,041

United Kingdom — 1.7%
BGEO Group PLC	11,909	594,302
KAZ Minerals PLC**	20,137	242,913

		837,215

Estonia — 0.8%
Tallink Grupp AS	323,252	433,548
Switzerland — 0.8%
Ferrexpo PLC	114,294	392,763

Total EUROPE		6,594,680

Total EQUITY SECURITIES (Cost $35,769,882)		45,723,478

RIGHTS— 0.1%
FAR EAST — 0.1%
Vietnam — 0.1%
Nam Long Investment Corp. Expires April 2, 2018	58,487	9,495
Nam Long Investment Corp. Expires April 2, 2018	177,123	28,755

Total FAR EAST		38,250

Total RIGHTS (Cost $0)		38,250

EQUITY CERTIFICATES_— 0.2%
FAR EAST — 0.2%
Vietnam — 0.2%
Nam Long Investment Corp.[2]	58,487	93,631

Total FAR EAST		93,631

Total EQUITY CERTIFICATES (Cost $47,802)		93,631

TOTAL INVESTMENTS (COST $35,817,684)	92.9%	$45,855,359
Other Assets In Excess Of Liabilities	7.1%	3,530,236

Net Assets	100.0%	$49,385,595

1	144A—This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2018, this security amounted to $418,731 or 0.8% of net assets. This 144A security has not been deemed illiquid.
2	Restricted security—Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At March 31, 2018, the value of this restricted security amounted to $93,631 or 0.2% of net assets. This 144A security has not been deemed illiquid.
**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Nam Long		05/04/15 to
Investment Corp.	MACQ	05/07/15	$47,802

ADR	— American Depository Receipt
MACQ	— Macquarie Capital Group, Ltd.
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus International Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.3%
EUROPE — 49.3%
United Kingdom — 14.6%
Abcam PLC	232,375	$4,035,766
ASOS PLC**	26,722	2,614,112
Balfour Beatty PLC	1,138,793	4,280,041
Burford Capital, Ltd.	224,154	4,227,650
Clinigen Group PLC	202,380	2,537,821
Croda International PLC	116,754	7,500,419
Dechra Pharmaceuticals PLC	125,160	4,612,338
Fenner PLC	713,006	6,100,829
IQE PLC**	1,644,441	2,983,644
Scapa Group PLC	690,973	4,757,977
Spirax-Sarco Engineering PLC	35,569	2,869,289
Stock Spirits Group PLC	647,238	2,263,616
Vesuvius PLC	754,738	6,186,789

		54,970,291

Germany — 8.9%
ADO Properties SA1	71,723	4,034,058
CANCOM SE	19,421	2,004,176
Carl Zeiss Meditec AG	59,286	3,779,133
Fraport AG Frankfurt Airport Services Worldwide	36,604	3,612,532
MTU Aero Engines AG	24,880	4,193,225
Norma Group SE	49,613	3,718,541
Puma SE	8,280	4,045,101
Scout24 AG1	86,220	4,020,176
STRATEC Biomedical AG	22,796	2,060,673
Vapiano SE1**	67,599	1,827,607

		33,295,222

Italy — 5.6%
Azimut Holding SpA	176,000	3,783,201
DiaSorin SpA	18,625	1,677,697
Gima TT SpA1**	184,727	3,952,021
Maire Tecnimont SpA	500,364	2,576,562
Moncler SpA	136,131	5,180,909
OVS SpA[1]	334,767	2,055,502
Retelit SpA**	759,451	1,877,305

		21,103,197

Luxembourg — 2.9%
B&M European Value Retail SA	935,630	5,135,931
Befesa SA1**	29,495	1,524,271
Corestate Capital Holding SA	72,809	4,143,441

		10,803,643

Spain — 2.5%
Fluidra SA	114,490	1,947,493
Masmovil Ibercom SA**	40,566	6,013,512
Tubacex SA**	383,088	1,587,116

		9,548,121

Netherlands — 2.2%
Aalberts Industries NV	86,154	4,390,450
Rhi Magnesita NV**	61,204	3,778,237

		8,168,687

	Number of Shares	Value (Note A)
Switzerland — 2.1%
Bucher Industries AG	11,122	$4,647,443
Burckhardt Compression Holding AG	10,461	3,340,255

		7,987,698

France — 2.0%
Maisons du Monde SA1	47,672	1,741,122
Teleperformance	36,417	5,647,436

		7,388,558

Sweden — 1.9%
Com Hem Holding AB	263,416	4,277,632
Elekta AB — B	258,473	2,767,143

		7,044,775

Norway — 1.8%
Petroleum Geo-Services ASA**	892,110	2,776,625
Sbanken ASA[1]	259,248	2,434,129
Wallenius Wilhelmsen Logistics**	234,801	1,653,441

		6,864,195

Austria — 1.8%
BUWOG AG	87,446	3,126,799
FACC AG**	126,596	3,487,737

		6,614,536

Portugal — 1.2%
Mota-Engil SGPS SA	1,145,944	4,607,545
Finland — 1.0%
Amer Sports OYJ	119,743	3,695,292
Denmark — 0.8%
FLSmidth & Co., AS	45,300	2,928,892

Total EUROPE		185,020,652

FAR EAST — 28.6%
Japan — 17.4%
Fuji Electric Co., Ltd.	587,100	4,044,940
Ichikoh Industries, Ltd.	574,654	6,212,841
Itochu Techno-Solutions Corp.	205,848	4,252,470
Kose Corp.	29,181	6,134,516
Kusuri no Aoki Holdings Co., Ltd.	69,632	5,047,712
Minebea Mitsumi, Inc.	146,910	3,158,817
Miura Co., Ltd.	145,840	4,727,021
NET One Systems Co., Ltd.	122,327	1,796,381
Nichias Corp.	153,027	1,943,217
Nifco, Inc.	77,758	2,618,178
Nihon M&A Center, Inc.	69,032	2,390,810
NOK Corp.	89,477	1,747,275
OSAKA Titanium Technologies Co., Ltd.	65,422	1,255,655
PALTAC Corp.	71,926	3,919,660
Rohm Co., Ltd.	24,471	2,322,808
Ryohin Keikaku Co., Ltd.	10,875	3,633,238
Start Today Co., Ltd.	68,099	1,772,446
TechnoPro Holdings, Inc.	82,389	4,972,723
Tokyo Tatemono Co., Ltd.	228,942	3,465,512

		65,416,220

China — 4.7%
CIMC Enric Holdings, Ltd.	3,060,526	2,963,452

Driehaus International Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
GDS Holdings, Ltd. — ADR**	132,257	$3,630,455
Goodbaby International Holdings, Ltd.	1,980,341	1,356,034
Haier Electronics Group Co., Ltd.	1,042,130	3,736,208
Wuxi Biologics Cayman, Inc.1**	417,386	4,062,039
Xiabuxiabu Catering Management China Holdings Co., Ltd.[1]	926,126	1,766,733

		17,514,921

Australia — 2.4%
ALS, Ltd.	399,222	2,297,402
Bapcor, Ltd.	700,187	3,079,743
NEXTDC, Ltd.**	731,809	3,717,436

		9,094,581

Taiwan — 1.4%
Gourmet Master Co., Ltd.	136,538	1,793,452
Kingpak Technology, Inc.	207,985	1,680,321
Visual Photonics Epitaxy Co., Ltd.	484,739	1,898,790

		5,372,563

South Korea — 1.3%
Hotel Shilla Co., Ltd.	18,246	1,589,044
Koh Young Technology, Inc.	33,113	3,128,727

		4,717,771

Philippines — 0.7%
Megawide Construction Corp.	6,790,759	2,666,348
Indonesia — 0.4%
PT Bumi Serpong Damai Tbk	10,709,692	1,392,269
New Zealand — 0.3%
a2 Milk Co., Ltd.**	125,580	1,121,918

Total FAR EAST		107,296,591

NORTH AMERICA — 12.5%
Canada — 11.5%
Air Canada**	237,399	4,932,799
CAE, Inc.	316,789	5,896,379
Canada Goose Holdings, Inc.**	140,685	4,701,693
CES Energy Solutions Corp.	775,831	3,540,875
Kelt Exploration, Ltd.**	347,578	1,856,123
Kinaxis, Inc.**	57,294	3,683,964
Kirkland Lake Gold, Ltd.	135,751	2,104,201
Martinrea International, Inc.	232,707	2,750,904
Parex Resources, Inc.**	124,125	1,745,756
Parkland Fuel Corp.	277,638	6,247,313
Russel Metals, Inc.	166,984	3,636,877
Trican Well Service, Ltd.**	995,215	2,317,418

		43,414,302

United States — 1.0%
Samsonite International SA	799,812	3,658,191

Total NORTH AMERICA		47,072,493

	Number of Shares	Value (Note A)
SOUTH AMERICA — 4.3%
Brazil — 3.7%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	802,902	$3,750,094
Gerdau SA — SP ADR	526,393	2,452,991
Gol Linhas Aereas Inteligentes SA — Pref.**	771,709	5,060,655
Marcopolo SA — Pref.	2,212,733	2,613,900

		13,877,640

Uruguay — 0.6%
Arcos Dorados Holdings, Inc. — A	246,020	2,251,083

Total SOUTH AMERICA		16,128,723

AFRICA — 1.1%
South Africa — 1.1%
Clicks Group, Ltd.	261,565	4,040,957

Total AFRICA		4,040,957

MIDDLE EAST — 0.5%
Israel — 0.5%
Mellanox Technologies, Ltd.**	25,173	1,833,853

Total MIDDLE EAST		1,833,853

Total EQUITY SECURITIES (Cost $300,833,711)		361,393,269

TOTAL INVESTMENTS (COST $300,833,711)	96.3%	$361,393,269
Other Assets In Excess Of Liabilities	3.7%	13,952,383

Net Assets	100.0%	$375,345,652

1	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2018, these securities amounted to $27,417,658 or 7.3% of net assets. These 144A securities have not been deemed illiquid.
**	Non-income producing security

ADR — American Depository Receipt

SP ADR — Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES— 98.8%
HEALTH CARE — 27.7%
Biotechnology — 13.0%
Adamas Pharmaceuticals, Inc.**	94,929	$2,268,803
Adverum Biotechnologies, Inc.**	487,809	2,829,292
AnaptysBio, Inc.**	18,100	1,883,848
Arena Pharmaceuticals, Inc.**	82,850	3,272,575
Argenx SE — ADR**	39,677	3,191,618
Array BioPharma, Inc.**	542,528	8,854,057
Atara Biotherapeutics, Inc.**	37,207	1,451,073
Blueprint Medicines Corp.**	57,966	5,315,482
Clementia Pharmaceuticals, Inc.**	155,604	2,357,401
CTI Biopharma Corp.**	226,931	885,031
Global Blood Therapeutics, Inc.**	88,305	4,265,131
Loxo Oncology, Inc.**	63,458	7,321,149
Natera, Inc.**	211,501	1,960,614
Ovid Therapeutics, Inc.**	110,020	777,841
Vericel Corp.**	115,194	1,146,180

		47,780,095

Health Care Equipment & Supplies — 9.3%
AxoGen, Inc.**	177,907	6,493,605
Cerus Corp.**	335,804	1,840,206
CryoLife, Inc.**	59,950	1,201,997
Cutera, Inc.**	35,139	1,765,735
Inogen, Inc.**	47,122	5,788,466
iRhythm Technologies, Inc.**	87,492	5,507,621
Nuvectra Corp.**	49,027	638,332
OrthoPediatrics Corp.**	157,360	2,369,842
Sientra, Inc.**	129,454	1,250,526
Tactile Systems Technology, Inc.**	226,525	7,203,495

		34,059,825

Pharmaceuticals — 3.4%
Aclaris Therapeutics, Inc.**	73,015	1,279,223
Foamix Pharmaceuticals, Ltd.1**	231,024	1,185,153
Intersect ENT, Inc.**	98,103	3,855,448
MyoKardia, Inc.**	67,064	3,272,723
Optinose, Inc.**	89,451	1,790,809
WaVe Life Sciences, Ltd.**	27,319	1,095,492

		12,478,848

Health Care Technology — 1.5%
Tabula Rasa HealthCare, Inc.**	38,603	1,497,796
Teladoc, Inc.**	104,369	4,206,071

		5,703,867

Life Sciences Tools & Services — 0.5%
Codexis, Inc.**	157,238	1,729,618

Total HEALTH CARE		101,752,253

INFORMATION TECHNOLOGY — 23.3%
Internet Software & Services — 7.9%
Alteryx, Inc. — A**	106,268	3,627,990
Bandwidth, Inc. — A**	66,984	2,187,697
Five9, Inc.**	119,388	3,556,569

	Number of Shares	Value (Note A)
GTT Communications, Inc.**	90,498	$5,131,237
Instructure, Inc.**	66,912	2,820,341
Mimecast, Ltd.**	162,426	5,754,753
Q2 Holdings, Inc.**	49,686	2,263,197
QuinStreet, Inc.**	283,642	3,622,108

		28,963,892

Software — 7.6%
Altair Engineering, Inc. — A**	210,202	6,591,935
Asure Software, Inc.**	154,372	1,889,513
Everbridge, Inc.**	189,342	6,929,917
ForeScout Technologies, Inc.**	41,737	1,353,948
Talend SA — ADR**	93,379	4,493,397
Upland Software, Inc.**	136,798	3,938,414
Varonis Systems, Inc.**	43,891	2,655,405
Zscaler, Inc.**	2,285	64,140

		27,916,669

Semiconductors & Semiconductor Equipment — 4.8%
Adesto Technologies Corp.**	217,867	1,612,216
Ichor Holdings, Ltd.**	123,832	2,997,973
Nova Measuring Instruments, Ltd.**	79,182	2,148,208
SMART Global Holdings, Inc.**	175,126	8,728,280
SolarEdge Technologies, Inc.**	39,378	2,071,283

		17,557,960

Information Technology Services — 1.6%
Everi Holdings, Inc.**	199,921	1,313,481
Virtusa Corp.**	96,348	4,669,024

		5,982,505

Communications Equipment — 0.9%
CalAmp Corp.**	68,431	1,565,701
RADCOM, Ltd.**	103,732	1,903,482

		3,469,183

Computers & Peripherals — 0.5%
USA Technologies, Inc.**	203,239	1,829,151

Total INFORMATION TECHNOLOGY		85,719,360

CONSUMER DISCRETIONARY — 19.0%
Hotels, Restaurants & Leisure — 4.7%
Bluegreen Vacations Corp.	102,015	2,159,658
Century Casinos, Inc.**	289,362	2,158,641
Del Frisco’s Restaurant Group, Inc.**	142,423	2,171,951
Eldorado Resorts, Inc.**	139,221	4,594,293
Golden Entertainment, Inc.**	71,985	1,672,212
Monarch Casino & Resort, Inc.**	25,378	1,073,236
PlayAGS, Inc.**	144,713	3,366,024

		17,196,015

Leisure Equipment & Products — 4.3%
Callaway Golf Co.	318,379	5,208,680
Malibu Boats, Inc. — A**	171,319	5,689,504

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
MCBC Holdings, Inc.**	190,509	$4,800,827

		15,699,011

Textiles, Apparel & Luxury Goods — 3.3%
Crocs, Inc.**	321,298	5,221,092
G-III Apparel Group, Ltd.**	77,826	2,932,484
Movado Group, Inc.	106,394	4,085,530

		12,239,106

Auto Components — 2.2%
Modine Manufacturing Co.**	182,270	3,855,010
Stoneridge, Inc.**	159,067	4,390,249

		8,245,259

Specialty Retail — 1.9%
Boot Barn Holdings, Inc.**	103,311	1,831,704
Citi Trends, Inc.	59,954	1,853,178
Conn’s, Inc.**	43,644	1,483,896
Hibbett Sports, Inc.**	72,927	1,746,602

		6,915,380

Diversified Consumer Services — 1.2%
Career Education Corp.**	150,282	1,974,705
Chegg, Inc.**	123,704	2,555,725

		4,530,430

Household Durables — 1.0%
Skyline Corp.**	75,245	1,655,390
SodaStream International, Ltd.**	21,712	1,993,813

		3,649,203

Automobiles — 0.4%
Winnebago Industries, Inc.	37,084	1,394,358

Total CONSUMER DISCRETIONARY		69,868,762

INDUSTRIALS — 10.8%
Machinery — 2.7%
Columbus McKinnon Corp.	65,703	2,354,796
Kadant, Inc.	28,683	2,710,544
Milacron Holdings Corp.**	107,247	2,159,955
Spartan Motors, Inc.	163,481	2,811,873

		10,037,168

Trading Companies & Distributors — 1.5%
H&E Equipment Services, Inc.	56,182	2,162,445
SiteOne Landscape Supply, Inc.**	26,996	2,079,772
Titan Machinery, Inc.**	57,678	1,358,894

		5,601,111

Building Products — 1.5%
Patrick Industries, Inc.**	51,420	3,180,327
PGT Innovations, Inc.**	126,092	2,351,616

		5,531,943

Aerospace & Defense — 1.2%
Axon Enterprise, Inc.**	72,140	2,835,823
Kratos Defense & Security Solutions, Inc.**	164,809	1,695,885

		4,531,708

Road & Rail — 1.2%
Covenant Transportation Group, Inc. — A**	57,888	1,726,799

	Number of Shares	Value (Note A)
Saia, Inc.**	34,984	$2,629,048

		4,355,847

Air Freight & Logistics — 1.1%
Air Transport Services Group, Inc.**	94,071	2,193,736
Echo Global Logistics, Inc.**	65,998	1,821,545

		4,015,281

Construction & Engineering — 1.1%
NV5 Global, Inc.**	36,714	2,046,806
Sterling Construction Co., Inc.**	160,719	1,841,840

		3,888,646

Commercial Services & Supplies — 0.5%
Casella Waste Systems, Inc. — A**	76,850	1,796,753

Total INDUSTRIALS		39,758,457

FINANCIALS — 6.8%
Commercial Banks — 3.8%
Live Oak Bancshares, Inc.	189,514	5,268,489
Preferred Bank/Los Angeles CA	58,418	3,750,436
TriState Capital Holdings, Inc.**	69,577	1,617,665
Triumph Bancorp, Inc.**	80,655	3,322,986

		13,959,576

Thrifts & Mortgage Finance — 2.4%
Meta Financial Group, Inc.	40,706	4,445,095
NMI Holdings, Inc. — A**	119,127	1,971,552
Sterling Bancorp, Inc.	185,121	2,500,985

		8,917,632

Insurance — 0.6%
Kinsale Capital Group, Inc.	44,325	2,275,202

Total FINANCIALS		25,152,410

CONSUMER STAPLES — 4.7%
Food Products — 1.8%
Calavo Growers, Inc.	37,465	3,454,273
Freshpet, Inc.**	189,022	3,109,412

		6,563,685

Beverages — 1.4%
MGP Ingredients, Inc.	56,933	5,100,627
Personal Products — 0.8%
Medifast, Inc.	29,781	2,783,034
Food & Staples Retailing — 0.7%
The Chefs’ Warehouse, Inc.**	118,558	2,726,834

Total CONSUMER STAPLES		17,174,180

MATERIALS — 2.4%
Chemicals — 1.7%
Ferro Corp.**	122,318	2,840,224
KMG Chemicals, Inc.	56,574	3,391,611

		6,231,835

Metals & Mining — 0.7%
Schnitzer Steel Industries, Inc. — A	75,577	2,444,916

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
Total MATERIALS		$8,676,751

ENERGY — 2.3%
Energy Equipment & Services — 2.3%
Cactus, Inc. — A**	13,139	353,833
Mammoth Energy Services, Inc.**	106,132	3,402,592
Solaris Oilfield
Infrastructure, Inc. — A**	281,798	4,666,575

Total ENERGY		8,423,000

TELECOMMUNICATION SERVICES — 1.8%
Wireless Telecommunication Services — 1.5%
Boingo Wireless, Inc.**	214,128	5,303,951
Diversified Telecommunication Services — 0.3%
Fusion Telecommunications International, Inc.**	360,338	1,163,892

Total
TELECOMMUNICATION SERVICES		6,467,843

Total EQUITY SECURITIES (Cost $270,392,849)		362,993,016

TOTAL INVESTMENTS (COST $270,392,849)	98.8%	$362,993,016
Other Assets In Excess Of Liabilities	1.2%	4,511,319

Net Assets	100.0%	$367,504,335

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.
**	Non-income producing security

ADR —	American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.4%
INFORMATION TECHNOLOGY — 28.1%
Internet Software & Services — 10.7%
Alteryx, Inc. — A**	11,700	$399,438
ANGI Homeservices, Inc. — A**	16,139	219,168
Envestnet, Inc.**	3,841	220,089
Etsy, Inc.**	8,324	233,571
Five9, Inc.**	14,051	418,579
GrubHub, Inc.**	2,343	237,744
GTT Communications, Inc.**	9,880	560,196
Instructure, Inc.**	5,083	214,248
Mimecast, Ltd.**	15,687	555,790
Nutanix, Inc. — A**	14,110	692,942
Okta, Inc.**	6,759	269,346
Q2 Holdings, Inc.**	7,103	323,542
Quotient Technology, Inc.**	15,735	206,128

		4,550,781

Software — 9.5%
Altair Engineering, Inc. — A**	19,451	609,983
Everbridge, Inc.**	17,371	635,779
Paylocity Holding Corp.**	10,460	535,866
Proofpoint, Inc.**	5,088	578,251
RingCentral, Inc. — A**	10,377	658,939
Talend SA — ADR**	7,787	374,710
Varonis Systems, Inc.**	3,718	224,939
Zendesk, Inc.**	8,807	421,591
Zscaler, Inc.**	273	7,663

		4,047,721

Semiconductors & Semiconductor Equipment — 5.0%
Ichor Holdings, Ltd.**	9,120	220,795
MKS Instruments, Inc.	4,826	558,127
Monolithic Power Systems, Inc.	2,587	299,497
SMART Global Holdings, Inc.**	15,585	776,756
SolarEdge Technologies, Inc.**	4,776	251,218

		2,106,393

Information Technology Services — 1.8%
EPAM Systems, Inc.**	6,563	751,595
Computers & Peripherals — 1.1%
Pure Storage, Inc. — A**	24,450	487,777

Total INFORMATION TECHNOLOGY		11,944,267

HEALTH CARE — 23.0%
Biotechnology — 10.3%
Adamas Pharmaceuticals, Inc.**	5,709	136,445
Arena Pharmaceuticals, Inc.**	7,038	278,001
Argenx SE — ADR**	2,431	195,550
Array BioPharma, Inc.**	45,695	745,742
Ascendis Pharma AS — ADR**	6,024	393,970
Atara Biotherapeutics, Inc.**	4,288	167,232
Blueprint Medicines Corp.**	7,105	651,528
Global Blood Therapeutics, Inc.**	7,313	353,218

	Number of Shares	Value (Note A)
Loxo Oncology, Inc.**	6,817	$786,477
Sage Therapeutics, Inc.**	1,129	181,848
Sarepta Therapeutics, Inc.**	6,646	492,402

		4,382,413

Health Care Equipment & Supplies — 8.1%
AxoGen, Inc.**	11,223	409,639
Inogen, Inc.**	6,140	754,238
Insulet Corp.**	10,621	920,628
iRhythm Technologies, Inc.**	6,181	389,094
Penumbra, Inc.**	2,312	267,383
Tactile Systems Technology, Inc.**	22,464	714,355

		3,455,337

Pharmaceuticals — 2.5%
Aclaris Therapeutics, Inc.**	7,776	136,235
Aerie Pharmaceuticals, Inc.**	3,060	166,005
Catalent, Inc.**	7,152	293,661
MyoKardia, Inc.**	5,067	247,270
Optinose, Inc.**	11,284	225,906

		1,069,077

Health Care Providers & Services — 1.3%
HealthEquity, Inc.**	4,500	272,430
Tivity Health, Inc.**	6,460	256,139

		528,569

Health Care Technology — 0.8%
Teladoc, Inc.**	8,314	335,054

Total HEALTH CARE		9,770,450

CONSUMER DISCRETIONARY — 20.8%
Hotels, Restaurants & Leisure — 5.1%
BJ’s Restaurants, Inc.	4,983	223,737
Eldorado Resorts, Inc.**	23,138	763,554
Hilton Grand Vacations, Inc.**	9,779	420,693
Planet Fitness, Inc. — A**	8,407	317,532
PlayAGS, Inc.**	9,979	232,112
Red Rock Resorts, Inc. — A	6,527	191,111

		2,148,739

Diversified Consumer Services — 4.0%
Adtalem Global Education, Inc.**	7,334	348,732
Bright Horizons Family Solutions, Inc.**	2,228	222,176
Chegg, Inc.**	14,410	297,711
Grand Canyon Education, Inc.**	5,354	561,742
Weight Watchers International, Inc.**	4,430	282,280

		1,712,641

Specialty Retail — 3.8%
At Home Group, Inc.**	7,421	237,769
Camping World Holdings, Inc. — A	5,323	171,667
Five Below, Inc.**	4,376	320,936
Floor & Decor Holdings, Inc. — A**	5,205	271,285
Hibbett Sports, Inc.**	11,409	273,246

Driehaus Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Number
	of	Value
	Shares	(Note A)
The Children’s Place, Inc.	2,529	$342,047

		1,616,950

Leisure Equipment & Products — 2.7%
Callaway Golf Co.	34,857	570,260
Malibu Boats, Inc. — A**	17,405	578,020

		1,148,280

Textiles, Apparel & Luxury Goods — 1.6%
Canada Goose Holdings, Inc.**	9,483	316,922
G-III Apparel Group, Ltd.**	9,259	348,879

		665,801

Auto Components — 1.2%
Modine Manufacturing Co.**	13,769	291,214
Visteon Corp.**	1,959	215,960

		507,174

Distributors — 0.9%
Pool Corp.	2,708	395,964
Media — 0.9%
Azul SA—ADR**	11,033	383,397
Household Durables — 0.6%
SodaStream International, Ltd.**	2,524	231,779

Total CONSUMER DISCRETIONARY		8,810,725

INDUSTRIALS — 15.0%
Air Freight & Logistics — 2.8%
Air Transport Services Group, Inc.**	8,900	207,548
XPO Logistics, Inc.**	9,480	965,159

		1,172,707

Machinery — 3.1%
Evoqua Water Technologies Corp.**	14,388	306,320
Federal Signal Corp.	15,248	335,761
Harsco Corp.**	22,645	467,619
John Bean Technologies Corp.	1,987	225,326

		1,335,026

Road & Rail — 2.4%
Knight-Swift Transportation Holdings, Inc.	15,342	705,885
Saia, Inc.**	4,086	307,063

		1,012,948

Aerospace & Defense — 2.1%
AAR Corp.	7,198	317,504
Axon Enterprise, Inc.**	8,473	333,074
Mercury Systems, Inc.**	5,224	252,424

		903,002

Building Products — 1.4%
American Woodmark Corp.**	3,779	372,043
Patrick Industries, Inc.**	3,968	245,421

		617,464

Trading Companies & Distributors — 1.1%
H&E Equipment Services, Inc.	6,901	265,619

	Number
	of	Value
	Shares	(Note A)
SiteOne Landscape Supply, Inc.**	2,730	$210,319

		475,938

Commercial Services & Supplies — 0.6%
MSA Safety, Inc.	2,953	245,808
Airlines — 0.6%
SkyWest, Inc.	4,358	237,075
Construction & Engineering — 0.5%
MasTec, Inc.**	4,421	208,008
Professional Services — 0.4%
Korn/Ferry International	3,143	162,147

Total INDUSTRIALS		6,370,123

FINANCIALS — 5.4%
Commercial Banks — 2.8%
Live Oak Bancshares, Inc.	18,175	505,265
Pacific Premier Bancorp, Inc.**	7,071	284,254
Seacoast Banking Corp. of Florida**	14,910	394,668

		1,184,187

Consumer Finance — 1.2%
Green Dot Corp. — A**	8,195	525,791
Real Estate Investment Trust — 0.9%
Ryman Hospitality Properties, Inc.	4,993	386,708
Thrifts & Mortgage Finance — 0.5%
LendingTree, Inc.**	626	205,422

Total FINANCIALS		2,302,108

MATERIALS — 3.5%
Chemicals — 3.0%
Ferro Corp.**	14,709	341,543
Ingevity Corp.**	6,840	504,040
Orion Engineered Carbons SA	7,394	200,377
Trinseo SA	3,050	225,853

		1,271,813

Construction Materials — 0.5%
Summit Materials, Inc. — A**	7,452	225,647

Total MATERIALS		1,497,460

ENERGY — 1.4%
Energy Equipment & Services — 1.4%
Cactus, Inc. — A**	1,559	41,984
Solaris Oilfield Infrastructure, Inc. — A**	31,837	527,221

Total ENERGY		569,205

TELECOMMUNICATION SERVICES — 1.2%
Wireless Telecommunication Services — 1.2%
Boingo Wireless, Inc.**	20,793	515,043

Total
TELECOMMUNICATION SERVICES		515,043

Driehaus Small Cap Growth Fund

Schedule of Investments

March 31, 2018 (unaudited)

		Value
		(Note A)
Total EQUITY SECURITIES (Cost $32,260,962)		$41,779,381

TOTAL INVESTMENTS (COST $32,260,962)	98.4%	41,779,381
Other Assets In Excess Of Liabilities	1.6%	690,357

Net Assets	100.0%	$42,469,738

**	Non-income producing security

ADR	— American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A. Portfolio Valuation:

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2018 is as follows:

Fund	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$76,067,515	$8,716,043	$67,351,472	$—
Europe	211,749,352	28,571,686	183,177,666	—
Far East	1,195,551,542	273,993,983	921,557,559	—
Middle East	37,873,913	—	37,873,913	—
North America	49,759,732	49,759,732	—	—
South America	224,584,589	224,584,589	—	—

Total Investments	$1,795,586,643	$585,626,033	$1,209,960,610	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$10,318,195	$—	$10,318,195	$—
Europe	14,803,718	4,791,882	10,011,836	—
Far East	169,425,648	23,713,090	145,712,558	—
Middle East	6,719,149	—	6,719,149	—
North America	9,287,276	9,287,276	—	—
South America	36,073,259	36,073,259	—	—
Purchased Put Options	595,000	595,000	—	—

Total Assets	$247,222,245	$74,460,507	$172,761,738	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

Fund	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Written Put Options	$(155,000)	$(155,000)	$—	$—
Forward Foreign Exchange Contracts	(128,774)	—	(128,774)	—

Total Liabilities	$(283,774)	$(155,000)	$(128,774)	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities:
Africa	$8,284,734	$2,626,556	$5,658,178	$—
Europe	6,594,680	1,427,246	5,167,434	—
Far East	15,073,385	5,013,159	10,060,226	—
Middle East	7,491,499	2,841,569	4,649,930	—
South America	8,279,180	8,279,180	—	—
Rights*	38,250	—	38,250	—
Equity Certificates*	93,631	—	93,631	—

Total Investments	$45,855,359	$20,187,710	$25,667,649	$—

Driehaus International Small Cap Growth Fund
Equity Securities:
Africa	$4,040,957	$—	$4,040,957	$—
Europe	185,020,652	19,764,854	165,255,798	—
Far East	107,296,591	3,630,455	103,666,136	—
Middle East	1,833,853	1,833,853	—	—
North America	47,072,493	43,414,302	3,658,191	—
South America	16,128,723	16,128,723	—	—

Total Investments	$361,393,269	$84,772,187	$276,621,082	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$362,993,016	$362,993,016	$—	$—

Driehaus Small Cap Growth Fund
Investments in Securities*	$41,779,381	$41,779,381	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended March 31, 2018, securities with end of period values of $886,285,035, $122,325,324, $20,736,362 and $226,962,013 held by Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus International Small Cap Growth Fund were transferred from level 1 to level 2, due to the lack of trading volume at the end of the quarter. For the period ended March 31, 2018, securities with end of period values of $746,168 held by Driehaus Frontier Emerging Markets Fund were transferred from level 2 to level 1, due to an increase in trading volume at the end of the quarter.

For additional information regarding the Funds’ policy for valuation of investments or other significant accounting policies, please refer to the Funds’ most recent Semi-Annual or Annual Report.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

B. Options Contracts:

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the period January 1, 2018 through March 31, 2018 to hedge exposure to certain countries, sectors or currencies.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period January 1, 2018 through March 31, 2018, the average monthly volume of purchased and written options based on premium value for Driehaus Emerging Markets Small Cap Growth Fund were $965,482 and $303,365, respectively.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of March 31, 2018, Funds with outstanding options are as listed on the Schedules of Investments.

C. Swap Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps’ which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the period January 1, 2018 through March 31, 2018 to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at March 31, 2018, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of March 31, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had no outstanding swap contracts.

D. Forward Foreign Currency Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the period January 1, 2018 through March 31, 2018 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of March 31, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

E. Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On March 31, 2018, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates.

F. Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On March 31, 2018, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $45,829 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.2% of its total market value of investments at March 31, 2018.

G. Derivative Investment Holdings Categorized by Risk Exposure:

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

The following table sets forth the fair value of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of March 31, 2018:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Equity contracts	Investments, at fair value	$595,000	Written options outstanding, at fair value	$155,000
Foreign currency contracts			Unrealized depreciation on forward foreign currency	$128,774

The following table sets forth the fair value of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of March 31, 2018:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at fair value	$93,631

H. Federal Income Taxes

At March 31, 2018, the federal income tax basis and unrealized appreciation (depreciation) for all investments were as follows:

Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation
Driehaus Emerging Markets Growth Fund	$1,450,472,367	$366,524,410	$(21,410,134)	$345,114,276
Driehaus Emerging Markets Small Cap Growth Fund	$213,178,226	$40,505,428	$(6,461,409)	$34,044,019
Driehaus Frontier Emerging Markets Fund	$36,151,354	$10,649,370	$(945,365)	$9,704,005
Driehaus International Small Cap Growth Fund	$302,177,290	$67,158,945	$(7,942,966)	$59,215,979
Driehaus Micro Cap Growth Fund	$272,912,049	$98,481,387	$(8,400,420)	$90,080,967
Driehaus Small Cap Growth Fund	$32,501,704	$10,141,285	$(863,608)	$9,277,677

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 30.92%
Advertising — 1.47%
Getty Images, Inc. 4.83% (US LIBOR+350 basis points), 10/18/19 [2,7]	$22,799,529	$21,896,326
Auto Manufacturers — 1.22%
Navistar, Inc. 5.21% (US LIBOR+350 basis points), 11/6/24 [2,7]	18,005,502	18,129,290
Commercial Services — 1.33%
Syniverse Holdings, Inc. 6.72% (US LIBOR+500 basis points), 3/9/23 [2,7]	12,750,000	12,911,989
Syniverse Holdings, Inc. 10.72% (US LIBOR+900 basis points), 3/11/24 [2,7]	6,800,000	6,907,100

		19,819,089

Computers — 1.77%
DynCorp International, Inc. 7.75% (US LIBOR+600 basis points), 7/7/20 [2,7]	7,629,870	7,677,557
McAfee LLC 6.38% (US LIBOR+450 basis points), 9/29/24 [2,7]	10,029,600	10,145,542
McAfee LLC 10.15% (US LIBOR+850 basis points), 9/28/25 [2,7]	8,400,000	8,530,200

		26,353,299

Entertainment — 2.41%
Scientific Games International, Inc. 4.74% (US LIBOR+275 basis points), 8/14/24 [2,7]	35,610,750	35,780,613
Food — 3.39%
Chobani LLC 5.38% (US LIBOR+350 basis points), 10/7/23 [2,7]	33,527,303	33,736,848
SUPERVALU, Inc. 5.38% (US LIBOR+350 basis points), 6/8/24 [2,7]	10,523,165	10,456,501
SUPERVALU, Inc. 5.38% (US LIBOR+350 basis points), 6/8/24 [2,7]	6,313,899	6,273,900

		50,467,249

Insurance — 2.22%
Acrisure LLC 5.99% (US LIBOR+425 basis points), 11/22/23 [2,7]	14,167,258	14,369,141
Asurion LLC 7.88% (US LIBOR+600 basis points), 8/4/25 [2,7]	17,200,000	17,698,800
Genworth Holdings, Inc. 6.20% (US LIBOR+450 basis points), 3/7/23 [2,7]	850,000	866,473

		32,934,414

Internet — 6.26%
EIG Investors Corp. 5.96% (US LIBOR+400 basis points), 2/9/23 [2,7]	12,667,224	12,774,642

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Hoya Midco LLC 5.65% (US LIBOR+400 basis points), 6/30/24 [2,7]	$24,952,079	$25,024,939
ProQuest LLC 5.63% (US LIBOR+375 basis points), 10/24/21 [2,7]	26,115,223	26,519,225
Uber Technologies, Inc. 5.88% (US LIBOR+400 basis points), 7/13/23 [2,7]	28,574,875	28,720,321

		93,039,127

Investment Companies — 0.46%
Larchmont Resources LLC 9.05% (US LIBOR+700 basis points), 8/7/20 [2,4,7]	6,879,713	6,810,915
Leisure Time — 1.79%
Equinox Holdings, Inc. 4.88% (US LIBOR+300 basis points), 3/8/24 [2,7]	19,800,500	19,969,596
Equinox Holdings, Inc. 8.88% (US LIBOR+700 basis points), 3/8/25 [2,7]	6,500,000	6,678,750

		26,648,346

Real Estate Investment Trusts — 2.87%
QCP SNF West REIT LLC 7.13% (US LIBOR+525 basis points), 10/31/22 [2,7]	15,470,901	15,670,708
Uniti Group, Inc. 4.88% (US LIBOR+300 basis points), 10/24/22 [2,7]	27,948,235	27,028,179

		42,698,887

Retail — 0.33%
Neiman Marcus Group Ltd. LLC 4.94% (US LIBOR+325 basis points), 10/25/20 [2,7]	5,576,436	4,833,599
Software — 3.36%
Digicert Holdings, Inc. 6.52% (US LIBOR+475 basis points), 10/31/24 [2,7]	12,750,000	12,910,714
Digicert Holdings, Inc. 9.77% (US LIBOR+800 basis points), 10/31/25 [2,7]	8,500,000	8,596,942
Evergreen Skills Lux Sarl (Luxembourg) 6.32% (US LIBOR+475 basis points), 4/28/21 [2,7,9]	29,327,493	28,398,838

		49,906,494

Telecommunications — 2.04%
Avaya, Inc. 6.54% (US LIBOR+475 basis points), 12/15/24 [2,7]	23,461,200	23,658,157
Consolidated Communications, Inc. 4.65% (US LIBOR+300 basis points), 10/5/23 [2,7]	6,793,577	6,717,727

		30,375,884

Total BANK LOANS (Cost $463,011,465)		459,693,532

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 45.38%
Agriculture — 1.92%
Adecoagro S.A. (Argentina) 6.00%, 9/21/27 [1,9]	$6,300,000	$5,906,250
Vector Group Ltd. 6.13%, 2/1/25 [1,3]	22,589,000	22,589,000

		28,495,250

Auto Parts & Equipment — 1.01%
American Axle & Manufacturing, Inc. 6.25%, 4/1/25	8,075,000	8,054,813
American Axle & Manufacturing, Inc. 6.50%, 4/1/27	6,970,000	6,970,000

		15,024,813

Banks — 5.33%
JPMorgan Chase & Co. 7.90% (LIBOR 3 Month+347 basis points), 12/29/49 [2,3]	19,813,000	19,914,046
Royal Bank of Scotland Group PLC (United Kingdom) 4.62% (LIBOR 3 Month+232 basis points), 3/29/49 [2,3,9]	13,910,000	14,014,325
State Street Corp. 3.12% (LIBOR 3 Month+100 basis points), 6/15/47 [2,3]	17,670,000	15,993,117
USB Realty Corp. 2.87% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,3]	32,510,000	29,299,638

		79,221,126

Building Materials — 1.13%
Builders FirstSource, Inc. 5.63%, 9/1/24 [1,3]	16,684,000	16,767,420
Chemicals — 0.46%
Venator Finance Sarl / Venator Materials LLC (Luxembourg) 5.75%, 7/15/25 [1,9]	6,800,000	6,783,000
Commercial Services — 1.12%
Ceridian HCM Holding, Inc. 11.00%, 3/15/21 [1]	16,075,000	16,637,625
Computers — 2.43%
DynCorp International, Inc. 11.88%, 11/30/20 [3]	34,569,924	36,082,358
Diversified Financial Services — 2.47%
ILFC E-Capital Trust I 4.64%, 12/21/65 [1,2,10]	35,552,000	34,663,200
ILFC E-Capital Trust I 4.64%, 12/21/65 [2,10]	2,116,000	2,063,100
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24 [1,3,9]	3,351	3,637

		36,729,937

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
Entertainment — 2.89%
Codere Finance 2 Luxembourg S.A. (Luxembourg) 6.75%, 11/1/21 [8]	$5,000,000	[8]	$6,434,970
Codere Finance 2 Luxembourg S.A. (Luxembourg) 7.63%, 11/1/21 [3,9]	26,375,000		26,704,687
Pinnacle Entertainment, Inc. 5.63%, 5/1/24	9,448,000		9,873,160

			43,012,817

Healthcare—Products — 1.90%
Sotera Health Holdings LLC 6.50%, 5/15/23 [1,3]	28,037,000		28,247,277
Healthcare—Services — 2.80%
Kindred Healthcare, Inc. 8.00%, 1/15/20 [3]	21,244,000		22,492,085
Kindred Healthcare, Inc. 6.38%, 4/15/22 [3]	19,077,000		19,172,385

			41,664,470

Holding Companies—Diversified — 1.71%
HRG Group, Inc. 7.75%, 1/15/22 [3]	24,489,000		25,483,866
Insurance — 0.98%
Acrisure LLC / Acrisure Finance, Inc. 7.00%, 11/15/25 [1]	5,040,000		4,838,400
Chubb Corp. 3.97% (LIBOR 3 Month+225 basis points), 4/15/37 [2,3]	9,753,000		9,750,074

			14,588,474

Internet — 1.32%
EIG Investors Corp. 10.88%, 2/1/24	18,060,000		19,700,390
Media — 3.04%
Altice France S.A. (France) 7.38%, 5/1/26 [1,3,9]	15,320,000		14,592,300
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22 [1,3,9]	16,005,000		14,864,484
Sinclair Television Group, Inc. 5.63%, 8/1/24 [1,3]	15,810,000		15,691,425

			45,148,209

Miscellaneous Manufacturing — 0.68%
Amsted Industries, Inc. 5.00%, 3/15/22 [1]	10,100,000		10,125,250
Oil & Gas — 4.83%
Antero Resources Corp. 5.00%, 3/1/25 [3]	21,350,000		21,403,375

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Chesapeake Energy Corp. 8.00%, 1/15/25 [1]	$4,250,000	$4,111,875
Continental Resources, Inc. 4.90%, 6/1/44 [3]	15,129,000	14,486,017
Diamondback Energy, Inc. 5.38%, 5/31/25 [3]	21,290,000	21,619,995
Newfield Exploration Co. 5.63%, 7/1/24	4,972,000	5,245,460
Transocean, Inc. (Cayman Islands) 9.00%, 7/15/23 [1,9]	3,910,000	4,159,263
Transocean, Inc. (Cayman Islands) 7.50%, 1/15/26 [1,9]	850,000	837,250

		71,863,235

Packaging & Containers — 0.90%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25 [1,3,9]	13,260,000	13,326,300
Pipelines — 0.54%
Enbridge Energy Partners LP 5.49% (LIBOR 3 Month+380 basis points), 10/1/77 [2,3]	8,200,000	7,991,966
Real Estate Investment Trusts — 2.40%
ESH Hospitality, Inc. 5.25%, 5/1/25 [1,3]	29,028,000	28,238,438
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 8.25%, 10/15/23 [3]	6,000,000	5,670,000
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.13%, 12/15/24 [1,3]	2,000,000	1,810,000

		35,718,438

Retail — 0.70%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,3]	13,215,000	8,358,488
Rite Aid Corp. 6.75%, 6/15/21	1,995,000	2,032,406

		10,390,894

Telecommunications — 3.47%
Comunicaciones Celulares S.A. Via Comcel Trust (Cayman Islands) 6.88%, 2/6/24 [9]	10,200,000	10,642,578
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [1,3,9]	32,300,000	29,106,499
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [3,9]	13,180,000	11,876,893

		51,625,970

Transportation — 1.35%
XPO CNW, Inc. 6.70%, 5/1/34 [3]	19,277,000	20,096,273

Total CORPORATE BONDS (Cost $675,824,837)		674,725,358

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE CORPORATE BONDS — 2.83%
Semiconductors — 1.06%
Microchip Technology, Inc. 1.63%, 2/15/25 [3]	$8,950,000	$15,868,216
Telecommunications — 1.77%
Ciena Corp. 3.75%, 10/15/18 [1,3]	19,931,000	26,279,541

Total CONVERTIBLE CORPORATE BONDS (Cost $30,436,516)		42,147,757

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.45%
United States Treasury Note 2.00%, 8/15/25 [3]	7,047,000	6,715,573

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,715,573

COMMON STOCKS — 5.95%
Auto Manufacturers — 0.52%
General Motors Co. [3]	212,341	7,716,472
Banks — 1.22%
BB&T Corp.	68,510	3,565,260
Huntington Bancshares, Inc.	284,707	4,299,076
Kearny Financial Corp.	268,600	3,491,800
KeyCorp	172,025	3,363,089
M&T Bank Corp.	18,270	3,368,257

		18,087,482

Investment Companies — 0.17%
Larchmont Resources LLC [4]	7,824	2,542,800
Media — 0.85%
Altice NV, Class A (Netherlands)*9	1,530,000	12,609,745
Charter Communications, Inc., Class A *	—	112

		12,609,857

Savings & Loans — 0.22%
Investors Bancorp, Inc.	244,282	3,332,006
Semiconductors — 2.44%
NXP Semiconductors N.V. (Netherlands)* 3,9	310,847	36,369,099
Software — 0.53%
Avaya Holdings Corp. *	350,274	7,846,138

Total COMMON STOCKS (Cost $82,769,354)		88,503,854

CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,6]	475,000	—

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
General Motors Corp. Senior Convertible Preferred Escrow - C 6.25%, 12/15/12 [4,5,6]	11,790,650	$—

		—

Total CONVERTIBLE PREFERRED STOCKS (Cost $—)		—

PREFERRED STOCKS — 2.50%
Banks — 2.50%
GMAC Capital Trust I 7.62% (LIBOR 3 Month+579 basis points), 2/15/40 [2,3]	1,428,511	37,112,716

Total PREFERRED STOCKS (Cost $38,235,282)		37,112,716

TOTAL INVESTMENTS (Cost $1,297,210,384)	88.03%	1,308,898,790
Other Assets less Liabilities	11.97%	177,924,897

Net Assets	100.00%	$1,486,823,687

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (5.29)%
CORPORATE BONDS — (0.13)%
Pipelines — (0.13)%
Enbridge Energy Partners LP 5.88%, 10/15/25	$(1,800,000)	$(1,980,005)

Total CORPORATE BONDS (Proceeds $1,723,424)		(1,980,005)

U.S. GOVERNMENT AND AGENCY SECURITIES — (1.85)%
United States Treasury Bond 3.00%, 11/15/44	(16,000,000)	(16,113,744)
3.00%, 5/15/45	(11,293,000)	(11,369,318)

		(27,483,062)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,442,115)		(27,483,062)

COMMON STOCKS — (3.31)%
Media — (0.76)%
Altice USA, Inc. *	(612,000)	(11,309,760)
Charter Communications, Inc., Class A *	—	(114)

		(11,309,874)

Real Estate Investment Trusts — (0.13)%
Quality Care Properties, Inc. *	(95,656)	(1,858,596)
Semiconductors — (0.96)%
Microchip Technology, Inc.	(155,441)	(14,201,090)
Telecommunications — (1.46)%
Ciena Corp. *	(840,147)	(21,759,807)

Total COMMON STOCKS (Proceeds $42,512,825)		(49,129,367)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $72,678,364)	(5.29)%	$(78,592,434)

WRITTEN CALL OPTIONS — (0.32)%
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(34,100,000), Expiration Date: January 18, 2019*9	(3,100)	$(4,805,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $1,610,037)	(0.32)%	$(4,805,000)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable or Floating rate security. Rates disclosed as of March 31, 2018.
[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.
[5]	Security is in default.
[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at March 31, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[8]	Foreign security, par value shown in local currency (Euro).
[9]	Foreign security denominated in U.S. dollars and traded in the U.S.
[10]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 14.5%.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	Quarterly	12/20/2018	0.18%	$(1,492,458)	$1,124,108	$(368,350)
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	Quarterly	6/20/2018	0.10	154,644	(173,845)	(19,201)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.10	77,280	(86,881)	(9,601)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.10	80,701	(90,302)	(9,601)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.10	91,703	(101,303)	(9,600)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	Quarterly	9/20/2018	0.09	309,975	(404,610)	(94,635)
Goldman Sachs	SUPERVALU, Inc. 7.75%, 11/15/22	USD	4,300,000	Buy	5.00	Quarterly	6/20/2023	7.13	322,500	38,061	360,561
Barclays	SUPERVALU, Inc. 6.75%, 6/1/21	USD	7,000,000	Buy	5.00	Quarterly	6/20/2023	7.13	595,000	(8,040)	586,960
Goldman Sachs	SUPERVALU, Inc. 7.75%, 11/15/22	USD	6,290,000	Buy	5.00	Quarterly	6/20/2023	7.13	534,650	(7,224)	527,426
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.21	(2,134,040)	1,678,146	(455,894)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.21	(2,137,029)	1,681,135	(455,894)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.21	(2,252,200)	1,796,306	(455,894)

TOTAL CREDIT DEFAULT SWAPS									$(5,849,274)	$5,445,551	$(403,723)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

Total Return Swaps

Counterparty	Reference Instrument	Currency	Notional Amount	Pay/Receive Total Return on Reference Instrument	Financing Rate[3]	Payment Frequency	Termination Date	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	Goldman Sachs Catch-Up Energy Index[4]	USD	1,891,649	See Note 1	1-Month USD-LIBOR plus 0.40%	Monthly	9/18/2018	$—	$162,147	$2,053,796
Goldman Sachs	Goldman Sachs Stable Energy Index[5]	USD	7,197,495	See Note 1	1-Month USD-LIBOR plus 0.40%	Monthly	9/18/2018	—	88,470	7,285,965
Goldman Sachs	Egypt Treasury Bill 0.00%, 6/5/2018	EGP	370,050,000	See Note 2	3-Month USD-LIBOR plus 0.75%	At Termination	6/5/2018	19,229,219	1,132,935	20,362,154
Goldman Sachs	Egypt Treasury Bill 0.00%, 8/7/2018	EGP	233,187,500	See Note 2	3-Month USD-LIBOR plus 0.75%	At Termination	8/7/2018	12,333,229	130,464	12,463,693

TOTAL TOTAL RETURN SWAPS								$31,562,448	$1,514,016	$42,165,608

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
[2]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference treasury bill has increased and makes payment if the value has decreased.
[3]	Financing rate is based upon predetermined notional amounts.
[4]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 4 U.S. energy equity securities.
[5]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

EGP - Egyptian Pound

USD - United States Dollar

1-Month USD-LIBOR - 1 Month U.S. Dollar London Interbank Offered Rate.

3-Month USD-LIBOR - 3 Month U.S. Dollar London Interbank Offered Rate.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

SWAP CONTRACTS

Variance Swaps

Counterparty	Reference Instrument		Currency	Notional Amount[1]	Buy/Sell Variance	Volatility Strike Rate	Payment Frequency	Expiration Date	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	S&P 500 Index	[4]	USD	85,000,000	Buy[2]	22.00%	Maturity	5/18/2018	$—	$(1,282,857)	$(1,282,857)

Bank of America	S&P 500 Index	[4]	USD	87,859,091	Sell[3]	22.74	Maturity	5/18/2018	—	1,893,186	1,893,186

Bank of America	S&P 500 Index	[4]	USD	110,500,000	Buy[2]	24.50	Maturity	5/18/2018	—	(4,091,500)	(4,091,500)

Bank of America	S&P 500 Index	[4]	USD	114,063,061	Sell[3]	25.29	Maturity	5/18/2018	—	4,965,528	4,965,528

TOTAL VARIANCE SWAPS									$—	$1,484,357	$1,484,357

[1]	Notional value represents vega notional.
[2]	The Fund pays an amount equal to the realized variance of price changes of the S&P 500 Index. The Fund receives the fixed strike rate.
[3]	The Fund pays the fixed strike rate. The Fund receives an amount equal to the realized variance of price changes of the S&P 500 Index.
[4]	The Standard and Poor’s 500 Index is a capitalization-weighed index comprised of 500 U.S. equity securities representing all major industries.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR	USD	61,000,000	Pay	2.66%	5/2/2023	$329,400	$283,385
Morgan Stanley	3-Month USD-LIBOR	USD	46,000,000	Pay	2.72	5/2/2025	368,000	224,188
Morgan Stanley	3-Month USD-LIBOR	USD	33,000,000	Pay	2.79	5/2/2028	372,900	192,737

TOTAL INTEREST RATE SWAPTIONS							$1,070,300	$700,310

USD - United States Dollar

3-Month USD-LIBOR - 3 Month U.S. Dollar London Interbank Offered Rate.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(1,712)	June 29, 2018	$(195,404,663)	$(195,957,061)	$(552,398)
Goldman Sachs	U.S. 10 Year Treasury Note	(531)	June 20, 2018	(63,847,340)	(64,325,658)	(478,318)
Goldman Sachs	U.S. Treasury Long Bond	(216)	June 20, 2018	(30,931,367)	(31,671,000)	(739,633)

TOTAL FUTURES CONTRACTS				$(290,183,370)	$(291,953,719)	$(1,770,349)

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	10,044,872	EUR	8,000,000	May 7, 2018	$173,429
Goldman Sachs	USD	15,280,805	EUR	12,400,000	May 7, 2018	(19,932)
Goldman Sachs	EUR	3,000,000	USD	3,728,340	May 7, 2018	(26,549)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$126,949

EUR = Euro

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 2.37%
Advertising — 2.37%
Getty Images, Inc. 4.83% (US LIBOR+350 basis points), 10/18/19 [2,7]	$3,968,586	$3,811,371

Total BANK LOANS (Cost $3,583,886)		3,811,371

CORPORATE BONDS — 13.93%
Banks — 1.68%
USB Realty Corp. 2.87% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2]	3,000,000	2,703,750
Commercial Services — 3.04%
Rent-A-Center, Inc. 4.75%, 5/1/21 [3]	5,536,000	4,899,360
Diversified Financial Services — 1.14%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20 [1]	2,224,000	1,840,360
Telecommunications — 8.07%
Consolidated Communications, Inc. 6.50%, 10/1/22 [3]	5,135,000	4,544,475
HC2 Holdings, Inc. 11.00%, 12/1/19 [1,3]	8,205,000	8,467,314

		13,011,789

Total CORPORATE BONDS (Cost $22,457,940)		22,455,259

COMMON STOCK — 76.69%
Aerospace & Defense — 3.77%
Rockwell Collins, Inc.	44,988	6,066,632
Biotechnology — 11.36%
Adverum Biotechnologies, Inc. *	292,510	1,696,558
Arcus Biosciences, Inc. *	23,843	368,136
Atara Biotherapeutics, Inc. *	10,979	428,181
Blueprint Medicines Corp. *	39,082	3,583,820
Ideaya Biosciences, Inc. Private Equity [4]	1,544,998	1,849,517
Loxo Oncology, Inc. *3	80,022	9,232,138
Sierra Oncology, Inc. (Canada)*	553,960	1,146,697

		18,305,047

Building Materials — 6.67%
Builders FirstSource, Inc. *	191,326	3,795,908
Eagle Materials, Inc.	40,065	4,128,698
Martin Marietta Materials, Inc. [3]	13,590	2,817,207

		10,741,813

Chemicals — 5.56%
Huntsman Corp.	165,675	4,845,994

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Venator Materials PLC (United Kingdom)*	227,668	$4,118,514

		8,964,508

Commercial Services — 1.90%
Quanta Services, Inc. *	85,353	2,931,875
Rent-A-Center, Inc.	14,568	125,722

		3,057,597

Healthcare - Products — 0.93%
Invuity, Inc. *	16,772	64,572
Nuvectra Corp. *	109,732	1,428,711

		1,493,283

Healthcare - Services — 1.39%
Natera, Inc. *3	242,300	2,246,121
Insurance — 6.81%
FGL Holdings (Bermuda)*3	1,081,729	10,979,549
Lodging — 0.66%
Extended Stay America, Inc.	53,898	1,065,564
Media — 1.74%
Altice NV, Class A (Netherlands)*	340,382	2,805,314
Pharmaceuticals — 8.87%
Aclaris Therapeutics, Inc. *	174,266	3,053,141
Array Biopharma, Inc. *	418,819	6,835,126
Clementia Pharmaceuticals, Inc. (Canada)*	220,487	3,340,378
Concert Pharmaceuticals, Inc. *	46,548	1,065,949

		14,294,594

Savings & Loans — 7.03%
OceanFirst Financial Corp. [3]	190,030	5,083,302
Oritani Financial Corp. [3]	248,502	3,814,506
Waterstone Financial, Inc.	140,540	2,431,342

		11,329,150

Semiconductors — 8.34%
Marvell Technology Group Ltd. (Bermuda)	149,575	3,141,075
NXP Semiconductors N.V. (Netherlands)*	88,092	10,306,764

		13,447,839

Software — 1.07%
Avaya Holdings Corp. *	77,236	1,730,086
Telecommunications — 0.46%
HC2 Holdings, Inc. *	141,750	745,605
Transportation — 10.13%
Knight-Swift Transportation Holdings, Inc.	125,715	5,784,147

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
XPO Logistics, Inc. *3	103,610	$10,548,534

		16,332,681

Total COMMON STOCK (Cost $117,504,576)		123,605,383

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,6]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/41 [4,5,6]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,877)		—

PURCHASED CALL OPTIONS — 0.23%
Monsanto Co., Exercise Price: $120.00, Notional Amount $5,880,000, Expiration Date: July 20, 2018*	490	166,600
United Technologies Corp., Exercise Price: $135.00, Notional Amount $4,306,500, Expiration Date: January 18, 2019*	319	198,099

Total PURCHASED CALL OPTIONS (Premiums paid $561,629)		364,699

TOTAL INVESTMENTS (Cost $144,109,908)	93.22%	150,236,712
Other Assets less Liabilities	6.78%	10,929,589

Net Assets	100.00%	$161,166,301

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (12.85)%
COMMON STOCK — (1.56)%
Media — (1.56)%
Altice USA, Inc. *	(136,072)	$(2,514,610)

Total COMMON STOCK (Proceeds $2,828,915)		(2,514,610)

EXCHANGE-TRADED FUNDS — (11.29)%
iShares Nasdaq Biotechnology ETF	(50,400)	(5,379,696)
SPDR S&P Biotech ETF	(146,138)	(12,820,687)

Total EXCHANGE-TRADED FUNDS (Proceeds $16,358,990)		(18,200,383)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $19,187,905)	(12.85)%	$(20,714,993)

WRITTEN CALL OPTIONS — (0.88)%
Monsanto Co., Exercise Price: $125.00, Notional Amount $(6,125,000), Expiration Date: July 20, 2018*	(490)	(63,700)
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(9,625,000), Expiration Date: January 18, 2019*	(875)	(1,356,250)

TOTAL WRITTEN CALL OPTIONS (Premiums received $556,513)	(0.88)%	$(1,419,950)

WRITTEN PUT OPTIONS — (0.06)%
Monsanto Co., Exercise Price: $105.00, Notional Amount $(5,145,000), Expiration Date: July 20, 2018*	(490)	(102,900)

TOTAL WRITTEN PUT OPTIONS (Premiums received $107,287)	(0.06)%	$(102,900)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable or floating rate security. Rates disclosed as of March 31, 2018.
[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.
[5]	Security is in default.
[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at March 31, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	3,450,504	EUR	2,800,000	May 7, 2018	$(4,501)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(4,501)

EUR = Euro

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 21.75%
Egypt — 4.67%
Egypt Treasury Bills 15.72% , 7/31/18 [5]	10,000,000	[5]	$536,176
Egypt Treasury Bills 15.63% , 8/21/18 [5]	18,000,000	[5]	956,099
Egypt Treasury Bills 15.51% , 11/27/18 [5]	12,400,000	[5]	631,748

			2,124,023

Indonesia — 3.48%
Indonesia Treasury Bond 8.38% , 9/15/26 [5]	19,827,000,000	[5]	1,582,756
Malaysia — 3.13%
Malaysia Government Bond 3.90% , 11/30/26 [5]	5,550,000	[5]	1,423,051
Mexico — 3.51%
Mexican Bonos 7.50% , 6/3/27 [5]	287,200	[5]	1,599,186
Nigeria — 2.31%
Nigeria Government International Bond 7.70% , 2/23/38 [5]	1,000,000	[5]	1,052,460
South Africa — 2.48%
Republic of South Africa Government Bond 8.50% , 1/31/37 [5]	13,766,000	[5]	1,131,081
Thailand — 2.17%
Thailand Government Bond 3.40% , 6/17/36 [5]	30,000,000	[5]	986,376

Total SOVEREIGN BONDS (Cost $9,561,179)			9,898,933

EQUITY SECURITIES — 71.83%
Argentina — 1.88%
Grupo Financiero Galicia SA ADR [3]	4,763		313,215
Telecom Argentina SA ADR [2,3]	17,334		543,074

			856,289

Brazil — 7.61%
Ambev SA ADR [2,3]	102,637		746,171
Banco do Brasil SA	34,760		431,986
Cyrela Brazil Realty SA Empreendimentos e Participacoes	86,325		399,791
Gerdau SA — SP ADR [2,3]	68,655		319,932
Hypermarcas SA	16,414		179,776
Itau Unibanco Holding SA — SP ADR [2,3]	21,886		341,421
Petroleo Brasileiro SA — SP ADR* 2, 3	41,155		581,932

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Vale SA — ADR [2,3]	36,436	$463,466

		3,464,475

China — 20.54%
AIA Group, Ltd.	84,720	724,239
Alibaba Group Holding, Ltd. — SP ADR* 2, 3	7,582	1,391,600
China Construction Bank Corp. — H	512,018	534,800
China Shenhua Energy Co., Ltd.	127,000	318,733
CSPC Pharmaceutical Group, Ltd.	208,238	561,305
GDS Holdings, Ltd. ADR* 2, 3	15,062	413,452
Hangzhou Hikvision Digital Technology Co., Ltd. — A	52,584	350,102
Industrial & Commercial Bank of China, Ltd.	880,117	767,010
JD.com, Inc. ADR* 2, 3	9,836	398,260
Ping An Insurance Group Co. of China, Ltd. — H	66,663	687,336
Sands China, Ltd.	103,410	561,961
Tencent Holdings, Ltd.	33,581	1,802,602
Tonghua Dongbao Pharmaceutical Co., Ltd.	95,700	382,464
Weibo Corp. SP ADR* 2, 3	1,973	235,852
ZTE Corp. — H*	66,600	219,315

		9,349,031

Cyprus — 1.12%
TCS Group Holding PLC GDR [3]	23,181	509,919
Czech Republic — 0.57%
Moneta Money Bank AS 1	62,310	258,099
Egypt — 0.37%
Commercial International Bank Egypt SAE — GDR [3]	32,956	167,416
France — 1.13%
LVMH Moet Hennessy Louis Vuitton SE	1,666	513,423
Greece — 1.24%
Hellenic Telecommunications Organization SA	26,772	362,916
OPAP SA	17,768	203,649

		566,565

Hungary — 0.72%
OTP Bank PLC	7,281	327,149
India — 6.73%
Crompton Greaves Consumer Electricals, Ltd.	93,326	341,148
HDFC Bank, Ltd. — ADR [2,3]	6,643	656,129
Housing Development Finance Corp., Ltd.	15,683	441,760
ICICI Bank, Ltd. — SP ADR [2,3]	65,703	581,472
Maruti Suzuki India, Ltd.	1,709	233,484
Petronet LNG, Ltd.	64,362	229,775

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Tata Consultancy Services Ltd.	13,258	$580,964

		3,064,732

Indonesia — 0.83%
PT Bank Central Asia Tbk	223,597	379,844
Malaysia — 1.18%
Public Bank BHD	86,387	537,123
Mexico — 2.63%
America Movil S.A.B. de C.V. — L — SP ADR [2,3]	14,634	279,363
Grupo Financiero Banorte S.A.B. de C.V.— O	76,625	468,390
Prologis Property Mexico S.A. de C.V.	233,953	447,316

		1,195,069

Philippines — 0.91%
BDO Unibank, Inc.	154,257	413,643
Russia — 2.96%
MMC Norilsk Nickel PJSC ADR [3]	11,698	217,122
Rosneft Oil Co. PJSC GDR [3]	76,212	418,625
Sberbank of Russia PJSC — SP ADR [3]	37,974	709,255

		1,345,002

Saudi Arabia — 1.12%
Al Rajhi Bank	25,176	508,101
South Africa — 1.38%
Capitec Bank Holdings, Ltd.	2,395	176,194
MTN Group Ltd.	44,895	451,347

		627,541

South Korea — 9.54%
Cafe24 Corp.*	1,746	194,437
SK Hynix, Inc.	6,996	535,977
Hana Financial Group, Inc.	9,525	410,500
Koh Young Technology, Inc.	4,279	404,307
Korea Investment Holdings Co., Ltd.	4,652	365,167
Macquarie Korea Infrastructure Fund	33,158	273,439
Samsung Biologics Co., Ltd.* 1	1,253	576,666
Samsung Electronics Co., Ltd.	557	1,301,417
SK Holdings Co., Ltd.	990	279,220

		4,341,130

Taiwan — 6.51%
Cathay Financial Holding Co., Ltd.	307,022	550,541
Chipbond Technology Corp.	189,000	449,435
Hon Hai Precision Industry Co., Ltd.	150,399	469,090
MediaTek, Inc.	25,331	291,464
Taiwan Semiconductor Manufacturing Co., Ltd.	142,175	1,204,251

		2,964,781

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Thailand — 0.30%
Star Petroleum Refining PCL— NVDR	262,324	$137,142
Turkey — 0.92%
Turkcell Iletisim Hizmetleri AS	109,210	418,490
United Arab Emirates — 0.85%
Abu Dhabi Commercial Bank PJSC	106,704	192,129
DP World, Ltd. [3]	8,738	196,769

		388,898

United States — 0.79%
Applied Materials, Inc. [2]	6,488	360,798

Total EQUITY SECURITIES (Cost $27,385,472)		32,694,660

PURCHASED CALL OPTION — 0.00%
OTC BRL vs USD Exercise Price: $3.25, Notional Amount: $3,250,000 Expiration Date: April 5, 2018* Counterparty: Goldman Sachs	1,000,000	762

Total PURCHASED CALL OPTION (Premiums paid $12,436)		762

PURCHASED PUT OPTIONS — 0.25%
iShares MSCI Emerging Markets ETF Price: $48.00, Notional Amount: $2,400,000 Expiration Date: May 18, 2018* Counterparty: Wolverine Trading	500	74,000
iShares Russell 2000 ETF Price: $150.00, Notional Amount: $3,000,000 Expiration Date: April 20, 2018* Counterparty: Wolverine Trading	200	40,400

		114,400

Total PURCHASED PUT OPTIONS (Premiums paid $129,286)		114,400

EQUITY CERTIFICATES — 0.42%
India — 0.42%
ITC, Ltd. [4]	48,407	189,630

Total EQUITY CERTIFICATES (Cost $205,716)		189,630

TOTAL INVESTMENTS (Cost $37,294,089)	94.25%	42,898,385
Other Assets less Liabilities	5.75%	2,616,905

Net Assets	100.00%	$45,515,290

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
WRITTEN PUT OPTIONS — (0.09)%
iShares MSCI Emerging Markets ETF $44.00, Notional Amount: $(2,200,000) Expiration Date: May 18, 2018* Counterparty: Wolverine Trading	(500)	$(25,500)
iShares Russell 2000 ETF $145.00, Notional Amount: $(2,900,000) Expiration Date: April 20, 2018* Counterparty: Wolverine Trading	(200)	(17,600)

		(43,100)

TOTAL WRITTEN PUT OPTIONS (Premiums received $52,759)	(0.09)%	$(43,100)

*	Non-income producing security.

ADR — American Depository Receipt

BRL — Brazilian Real

CALY — Calyon Securities

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

USD — United States Dollar

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At March 31, 2018, the value of these restricted securities amounted to $189,630 or 0.42% of net assets. These restricted securities have not been deemed illiquid.
[5]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
ITC, Ltd.	CALY	4/11/17	$205,716

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

SWAP CONTRACTS

Interest Rate Swaps

Counterparty	Notional Amount	Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)
Chicago Mercantile Exchange	BRL 14,545,467	9.10%[2]	1- Day BRL BZDIOVRA[2]	Daily	1/4/2021	$174,489
Chicago Mercantile Exchange	BRL 8,563,630	8.74%[1]	1- Day BRL BZDIOVRA[1]	Daily	1/4/2021	70,077
Chicago Mercantile Exchange	BRL 70,044,523	6.34%[2]	1- Day BRL BZDIOVRA[2]	Daily	4/1/2019	(5,877)
Chicago Mercantile Exchange	MXN 400,000,000	7.97%[2]	28-Day MXN MXIBTIIE[2]	28 Days	2/25/2019	(18,892)
Chicago Mercantile Exchange	MXN 210,000,000	7.67%[1]	28-Day MXN MXIBTIIE[1]	28 Days	2/22/2021	72,776
LCH Clearnet Limited	USD 6,400,000	2.87%[2]	3-Month USD US0003M2	Quarterly	3/23/2023	(55,138)
LCH Clearnet Limited	USD 700,000	2.91%[1]	3-Month USD US0003M1	Quarterly	3/19/2048	14,283
LCH Clearnet Limited	USD 700,000	2.94%[1]	3-Month USD US0003M1	Quarterly	3/20/2048	19,114

TOTAL INTEREST RATE SWAPS						$270,832

[1]	Fund Pays the floating rate and receives the fixed rate.
[2]	Fund Pays the fixed rate and receives the floating rate.

BRL - Brazilian Real

MXN - Mexican Peso

USD - United States Dollar

BZDIOVRA - Brazil Interbank Deposit Rate

MXIBTIIE - Mexico 28-day Interbank Interest Rate

US0003M - ICE Libor USD 3-month Rate

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America	ARS	24,350,000	USD	1,000,000	March 8, 2019	$15,670
Goldman Sachs	CNH	12,585,200	USD	2,000,000	June 15, 2018	(731)
Goldman Sachs	USD	2,000,000	CNH	12,704,334	June 15, 2018	(18,195)
Goldman Sachs	CNH	3,138,750	USD	500,000	April 26, 2018	(191)
Goldman Sachs	USD	500,000	CNH	3,174,350	April 26, 2018	(5,478)
Bank of America	IDR	13,799,000,000	USD	1,005,611	April 20, 2018	(4,795)
Goldman Sachs	USD	1,000,000	IDR	13,799,000,000	April 20, 2018	(950)
Bank of America	USD	500,000	PHP	25,287,500	April 11, 2018	15,668
Bank of America	USD	500,000	PHP	25,627,500	April 11, 2018	9,156
Goldman Sachs	RUB	89,270,000	USD	1,567,364	April 27, 2018	(14,089)
Goldman Sachs	RUB	28,145,550	USD	500,000	April 27, 2018	(10,275)
Goldman Sachs	ZAR	11,931,614	USD	1,007,542	June 8, 2018	(9,428)
Goldman Sachs	USD	1,000,000	ZAR	11,931,614	June 8, 2018	1,886

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(21,752)

ARS = Argentine Peso

CNH = Chinese Yuan Renminbi

IDR = Indonesian Rupiah

PHP = Philippine Piso

RUB = Russian Ruble

USD = United States Dollar

ZAR= South African Rand

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended March 31, 2018, there were no transfers between levels for the Active Income Fund and Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

For the period ended March 31, 2018, securities with end of period values of $18,123,975 were transferred from level 1 to level 2. When fair value pricing is employed, the prices of securities used by the Multi-Asset Growth Economies Fund to calculate its net asset value may differ from closing prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value the Fund may ultimately realize.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$459,693,532	$—	$459,693,532
Common Stocks
Auto Manufacturers	7,716,472	—	—	7,716,472
Banks	18,087,482	—	—	18,087,482
Investment Companies	—	2,542,800	—	2,542,800
Media	12,609,857	—	—	12,609,857
Savings & Loans	3,332,006	—	—	3,332,006
Semiconductors	36,369,099	—	—	36,369,099
Software	7,846,138	—	—	7,846,138
Convertible Corporate Bonds	—	42,147,757	—	42,147,757
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	674,725,358	—	674,725,358
Preferred Stocks
Banks	37,112,716	—	—	37,112,716
U.S. Government and Agency Securities	—	6,715,573	—	6,715,573

Total	$123,073,770	$1,185,825,020	$0	$1,308,898,790

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Media	$(11,309,874)	$—	$—	$(11,309,874)
Real Estate Investment Trusts	(1,858,596)	—	—	(1,858,596)
Semiconductors	(14,201,090)	—	—	(14,201,090)
Telecommunications	(21,759,807)	—	—	(21,759,807)
Corporate Bonds Sold Short	—	(1,980,005)	—	(1,980,005)
U.S. Government and Agency Securities Sold Short	—	(27,483,062)	—	(27,483,062)
Written Call Options	(4,805,000)	—	—	(4,805,000)

Total	$(53,934,367)	$(29,463,067)	$—	$(83,397,434)

Other Financial Instruments*
Credit Default Swaps - Assets	$—	$8,484,209	$—	$8,484,209
Credit Default Swaps - Liabilities	—	(8,887,932)	—	(8,887,932)
Forward Foreign Currency Contracts - Assets	—	173,429	—	173,429
Forward Foreign Currency Contracts - Liabilities	—	(46,481)	—	(46,481)
Futures Contracts	(1,770,349)	—	—	(1,770,349)
Interest Rate Swaptions - Assets	—	700,310	—	700,310
Total Return Swap - Assets	—	1,514,016	—	1,514,016
Variance Swap - Assets	—	6,858,714	—	6,858,714
Variance Swap - Liabilities	—	(5,374,357)	—	(5,374,357)

Total Other Financial Instruments	$(1,770,349)	$3,421,908	$—	$1,651,559

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2018	$0

As of March 31, 2018 and December 31, 2017, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$3,811,371	$—	$3,811,371
Common Stocks
Aerospace & Defense	6,066,632	—	—	6,066,632
Biotechnology	16,455,530	—	1,849,517	18,305,047
Building Materials	10,741,813	—	—	10,741,813
Chemicals	8,964,508	—	—	8,964,508
Commercial Services	3,057,597	—	—	3,057,597
Healthcare - Products	1,493,283	—	—	1,493,283
Healthcare – Services	2,246,121	—	—	2,246,121
Insurance	10,979,549	—	—	10,979,549
Lodging	1,065,564	—	—	1,065,564
Media	2,805,314	—	—	2,805,314
Pharmaceuticals	14,294,594	—	—	14,294,594
Savings & Loans	11,329,150	—	—	11,329,150
Semiconductors	13,447,839	—	—	13,447,839
Software	1,730,086	—	—	1,730,086
Telecommunications	745,605	—	—	745,605
Transportation	16,332,681	—	—	16,332,681
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	22,455,259	—	22,455,259
Purchased Call Options	364,699	—	—	364,699

Total	$122,120,565	$26,266,630	$1,849,517	$150,236,712

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Media	$(2,514,610)	$—	$—	$(2,514,610)
Exchange-Traded Funds Sold Short	(18,200,383)	—	—	(18,200,383)
Written Call Options	(1,419,950)	—	—	(1,419,950)
Written Put Options	(102,900)	—	—	(102,900)

Total	$(22,237,843)	$—	$—	$(22,237,843)

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Other Financial Instruments*
Forward Foreign Currency – Liabilities	$—	$(4,501)	$—	$(4,501)

Total Other Financial Instruments	$—	$(4,501)	$—	$(4,501)

*	Other financial instruments are forward foreign currency contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(150,483)
Purchases	2,000,000
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2018	$1,849,517

As of March 31, 2018, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

As of March 31, 2018, the Event Driven Fund also held a Level 3 investment in Ideaya Biosciences, Inc. private equity stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. These procedures include the use of an independent third-party valuation service to obtain a monthly valuation for the security. The valuation service uses a market approach, including recent company transactions, comparable company performance and industry index performance. On a daily basis, the evaluated price received from the valuation service is adjusted to reflect the market movements of a biotechnology index. In addition, if there is any company specific information available that would impact the price of the security intra-month, that information will be considered and the price may be adjusted based on that information.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Sovereign Bonds
Egypt	$—	$2,124,023	$—	$2,124,023
Indonesia	—	1,582,756	—	1,582,756
Malaysia	—	1,423,051	—	1,423,051
Mexico	—	1,599,186	—	1,599,186
Nigeria	—	1,052,460	—	1,052,460
South Africa	—	1,131,081	—	1,131,081
Thailand	—	986,376	—	986,376
Equity Securities
Argentina	856,289	—	—	856,289
Brazil	3,464,475	—	—	3,464,475
China	2,439,164	6,909,867	—	9,349,031

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Cyprus	—	509,919	—	509,919
Czech Republic	—	258,099	—	258,099
Egypt	167,416	—	—	167,416
France	—	513,423	—	513,423
Greece	—	566,565	—	566,565
Hungary	—	327,149	—	327,149
India	1,237,601	1,827,131	—	3,064,732
Indonesia	—	379,844	—	379,844
Malaysia	—	537,123	—	537,123
Mexico	1,195,069	—	—	1,195,069
Philippines	—	413,643	—	413,643
Russia	—	1,345,002	—	1,345,002
Saudi Arabia	—	508,101	—	508,101
South Africa	451,347	176,194	—	627,541
South Korea	467,876	3,873,254	—	4,341,130
Taiwan	—	2,964,781	—	2,964,781
Thailand	—	137,142	—	137,142
Turkey	—	418,490	—	418,490
United Arab Emirates	—	388,898	—	388,898
United States	360,798	—	—	360,798
Purchased Call Options	762	—	—	762
Purchased Put Options	114,400	—	—	114,400
Equity Certificates**	—	189,630	—	189,630

Total	$10,755,197	$32,143,188	$—	$42,898,385

	Level 1	Level 2	Level 3	Total
Liabilities
Written Put Options	$(43,100)	$—	$—	$(43,100)

Total	$(43,100)	$—	$—	$(43,100)

Other Financial Instruments*
Interest Rate Swaps - Asset	$—	$350,739	$—	$350,739
Interest Rate Swaps - Liabilities	—	(79,907)	—	(79,907)
Forward Foreign Currency Contracts - Assets	—	42,380	—	42,380
Forward Foreign Currency Contracts - Liabilities	—	(64,132)	—	(64,132)

Total Other Financial Instruments	$—	$249,080	$—	$249,080

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of March 31, 2018 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At March 31, 2018, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At March 31, 2018, the Funds had no such outstanding senior loan participation commitments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2018 through March 31, 2018, the Active Income Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) variance swaps to hedge against or speculate on the differences in volatility and variation of an asset’s price over time; 4) futures to hedge their interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2018 through March 31, 2018, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2018 through March 31, 2018, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, variance, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the statement of operations. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps and variance swaps are contracts in which two parties agree to economically buy or sell volatility or variance (which equals volatility squared), as the case may be, of the underlying reference instrument. Volatility and variance swaps are generally used to speculate on future volatility/variance levels, trade the spread between realized and implied volatility/variance or hedge volatility/variance exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. Volatility and variance swaps are subject to credit risk (if the counterparty fails to meet its obligations). The risk of loss under a volatility or variance swap contract is dependent upon the volatility/variance of the underlying instrument.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at March 31, 2018 for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund was $0, $0 and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of March 31, 2018, the Active Income Fund and Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swap contracts at March 31, 2018.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of March 31, 2018, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at March 31, 2018.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of March 31, 2018, the Funds had outstanding options as listed on the Schedule of Investments.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of March 31, 2018, the Active Income Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding swaptions at March 31, 2018.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the statement of operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of March 31, 2018, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

On March 31, 2018, Multi-Asset Growth Economies Fund had unrealized depreciation of $(16,086) as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 0.44% of its total market value of investments at March 31, 2018.

C.	FEDERAL INCOME TAXES

At March 31, 2018, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$1,250,569,320	$125,205,286	$37,371,051

Gross unrealized appreciation	$42,064,352	$14,326,530	$6,064,090
Gross unrealized depreciation	(43,029,179)	(10,869,147)	(527,097)

Net unrealized appreciation (depreciation) on investments	$(964,827)	$3,457,383	$5,536,993

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date:	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date:	May 30, 2018

By (Signature and Title)*	/s/Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date:	May 30, 2018

*	Print the name and title of each signing officer under his or her signature.